iM Dolan McEniry Corporate Bond Fund

iM DBi Managed Futures Strategy ETF

iM DBi Hedge Strategy ETF

Series of Manager Directed Portfolios

615 East Michigan Street

Milwaukee, Wisconsin 53202

August 18, 2021

Dear Shareholder:

A joint special meeting (the “Meeting”) of shareholders of the iM Dolan McEniry Corporate Bond Fund, the iM DBi Managed Futures Strategy ETF and the iM DBi Hedge Strategy ETF (each a “Target Fund,” and collectively, the “Target Funds”), each a series of Manager Directed Portfolios (the “Target Trust”), has been scheduled for Wednesday, September 15, 2021, at 10:00 a.m., Central Time. The Meeting has been called to vote on a proposal to reorganize each Target Fund into a newly created series of Litman Gregory Funds Trust (each an “Acquiring Fund,” and collectively, the “Acquiring Funds”) (each a “Reorganization,” collectively, the “Reorganizations”). The investment objective, strategies, policies and principal risks of each Acquiring Fund and the corresponding Target Fund will be the same, as further described in the attached Proxy Statement/Prospectus.

Target Fund shareholders of record as of the close of business on July 12, 2021, are entitled to vote at the Meeting and at any adjournment or postponement of the Meeting. In light of the on-going public health concerns regarding the COVID-19 pandemic, the Meeting will be held in a virtual meeting format only. You will be able to attend the Meeting online and vote through the internet during the Meeting.

The Target Trust’s Board of Trustees has approved each Reorganization Agreement and determined that the Reorganization is in the best interests of each Target Fund and its shareholders. iM Global Partner US LLC (“iM Global”), the investment adviser to each Target Fund, proposed the Reorganizations in connection with its recent acquisition of Litman Gregory Asset Management, LLC. iM Global recommended the Reorganizations based on its belief that shareholders of each Target Fund will benefit from reorganizing the funds as part of Litman Gregory Funds Trust, in order to position the Target Funds to have broader distribution opportunities and enhanced marketing and shareholder support capabilities.

iM Global currently serves as the investment adviser to the Target Funds. In connection with the Reorganizations, it is proposed that Litman Gregory Fund Advisors, LLC (“Litman Gregory”), an affiliate of iM Global, will serve as the investment adviser of the Acquiring Funds, and each Acquiring Fund will have the same sub-adviser and portfolio managers as those currently providing services to each Target Fund.

The attached combined Proxy Statement/Prospectus gives you information relating to the Reorganizations.

The Board of Trustees of the Target Trust recommends that shareholders of each Target Fund approve the Reorganization of the Target Fund.

If shareholders of a Target Fund approve its Reorganization, and all other closing conditions are met, all of the assets of each Target Fund will be transferred to the corresponding Acquiring Fund; the Acquiring Fund will assume all of the liabilities of the corresponding Target Fund; and each shareholder of the Target Fund will receive a number of full and fractional shares of shares of the Acquiring Fund equal in aggregate net asset value at the time of the exchange to the aggregate net asset value of such shareholder’s shares of the Target Fund. The Target Fund would then be terminated as series of the Target Trust.

Each Acquiring Fund is a newly organized fund that will commence operations upon the closing of the Reorganization of the applicable Target Fund. The Reorganizations are not expected to result in the recognition of gain or loss by the Target Funds or their shareholders for federal income tax purposes. No sales charges or redemption fees will be imposed in connection with the Reorganization.

We encourage you to support the Board of Trustees’ recommendation to approve the proposal. Before you vote, however, please read the full text of the combined Proxy Statement/Prospectus.

While you are, of course, welcome to join us at the Meeting, we urge you to vote by phone, on the internet or by mail today so that the maximum number of shares may be voted. In the event that insufficient votes are received from shareholders, the Meeting may be adjourned or postponed to permit further solicitation of proxies.

No matter how many shares you own, your vote is important. To vote, you may use any of the following methods:

•	By Internet. Have your proxy card available. Go to the website listed on your card. Enter your control number from your card. Follow the instructions found on the website.

•

By Telephone. Have your proxy card available. Call the toll-free number listed on your card. Enter your control number from your card. There is no charge to you for the call. Follow the recorded instructions.

•	By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

At the Meeting Over the Internet. The Meeting will be held entirely online via live webcast in light of the on-going public health concerns regarding the COVID-19 pandemic. Shareholders of record as of July 12, 2021, will be able to attend the Meeting and may request the Meeting credentials by emailing attendameeting@astfinancial.com. Even if you plan to attend the Meeting online, we recommend that you also vote by proxy as described herein so that your vote will be counted if you decide not to attend the Meeting. Please see the “How do I attend the virtual Meeting?” section below for more details regarding the logistics of the virtual format of the Meeting.

Thank you for taking the time to consider this important proposal and for your continuing investment.

/s/ Jeffrey Seeley
Jeffrey Seeley
Chief Operating Officer iM Global Partner US LLC

2

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

iM Dolan McEniry Corporate Bond Fund

iM DBi Managed Futures Strategy ETF

iM DBi Hedge Strategy ETF

Series of Manager Directed Portfolios

615 East Michigan Street

Milwaukee, Wisconsin 53202

To Be Held on Wednesday, September 15, 2021

A joint special meeting (the “Meeting”) of the shareholders of the iM Dolan McEniry Corporate Bond Fund, the iM DBi Managed Futures Strategy ETF and the iM DBi Hedge Strategy ETF (each, a “Target Fund,” and collectively, the “Target Funds”), each a series of Manager Directed Portfolios (the “Target Trust”), is scheduled to be held in a virtual meeting format on Wednesday, September 15, 2021, at 10:00 a.m., Central Time, to vote on the following proposal (the “Proposal”), and any other matters that may properly come before the Meeting or any adjournment or postponement thereof.

1.

With respect to shareholders of each Target Fund, to approve an Agreement and Plan of Reorganization, as it relates to such Target Fund, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of such Target Fund by its newly created corresponding series (each, an “Acquiring Fund”) of Litman Gregory Funds Trust in exchange for shares of such corresponding Acquiring Fund; (b) the distribution of such shares to the shareholders of such Target Fund; and (c) the liquidation and termination of such Target Fund as a series of the Target Trust.

Shareholders of each Target Fund will vote separately on the Proposal. The approval of one Reorganization is not contingent upon the approval of any other Reorganization.

Target Fund shareholders of record as of the close of business on July 12, 2021, are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting. Shareholders are invited to attend the Meeting virtually over the internet. Even if you plan to attend the Meeting online, we recommend that you also vote by proxy as described herein so that your vote will be counted if you decide not to attend the Meeting. Any shareholder who does not expect to attend the Meeting virtually is urged to vote over the internet or by telephone as described in the materials provided to you. You may also complete the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask for your cooperation in voting promptly, no matter how large or small your holdings may be. A copy of the combined Proxy Statement/Prospectus is available at https://vote.proxyonline.com/imglobal/docs/specialmeeting.pdf. If sufficient votes to approve the Proposal with respect to any Target Fund are not received by the date of the Meeting or any reconvened Meeting following an adjournment, the Meeting or reconvened Meeting may be adjourned or postponed with respect to that Fund or Funds to permit further solicitations of proxies.

The Board of Trustees of the Target Trust (the “Target Trust Board”) requests that you vote your shares by completing the enclosed proxy card and returning it in the enclosed postage-paid return envelope or by voting by telephone or via the internet using the instructions on the proxy card.

The Target Trust Board recommends that shareholders of the Target Funds vote “FOR” the Proposal as described in the accompanying Proxy Statement/Prospectus.

1

If you are voting by mail, please sign and promptly return the proxy card in the postage paid return envelope regardless of the number of shares owned.

You may revoke your proxy and change your vote by:

1.	signing a proxy card with a later date and returning it before the polls close at the Meeting,

2.	voting by telephone or on the internet before the commencement of the Meeting, or

3.	voting at the Meeting.

/s/ Alyssa M. Bernard
Alyssa M. Bernard
Vice President and Secretary Manager Directed Portfolios

Dated: August 18, 2021

2

iM Dolan McEniry Corporate Bond Fund

iM DBi Managed Futures Strategy ETF

listed on NYSE Arca

iM DBi Hedge Strategy ETF

listed on NYSE Arca

each, a series of the

Manager Directed Portfolios

615 East Michigan Street

Milwaukee, Wisconsin 53202

1-888-898-1041

iM Dolan McEniry Corporate Bond Fund

iM DBi Managed Futures Strategy ETF

listed on NYSE Arca

iM DBi Hedge Strategy ETF

listed on NYSE Arca

each, a newly created series of

the Litman Gregory Funds Trust

1676 N. California Blvd., Suite 500

Walnut Creek, CA 94596

1-800-960-0188

PROXY STATEMENT/PROSPECTUS AUGUST 18, 2021

Introduction

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees (the “Target Trust Board”) of Manager Directed Portfolios (the “Target Trust”) and its series, the iM Dolan McEniry Corporate Bond Fund, the iM DBi Managed Futures Strategy ETF and the iM DBi Hedge Strategy ETF (each, a “Target Fund” and collectively, the “Target Funds”), and contains information that shareholders should know before voting on the proposed reorganization of their Fund that is described herein (each, a “Reorganization,” and collectively, the “Reorganizations”), and should be retained for future reference. This document is both the proxy statement of the Target Funds and also a prospectus for the iM Dolan McEniry Corporate Bond Fund, the iM DBi Managed Futures Strategy ETF and the iM DBi Hedge Strategy ETF (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”), each a newly created series of the Litman Gregory Funds Trust (the “Acquiring Trust”). The Target Funds and the Acquiring Funds (each, a “Fund” and collectively, the “Funds”) are each series of registered open-end management investment companies.

Each Reorganization will be effected pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”). Under the Reorganization Agreement, each Target Fund will transfer all of its assets to its corresponding Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the Target Fund’s liabilities and shares of the Acquiring Fund as set forth in the following chart:

If you own shares of the Target Fund listed below	You will receive shares of the Acquiring Fund listed below
iM Dolan McEniry Corporate Bond Fund (“Target Corporate Bond Fund”) Institutional Shares Advisor Shares	iM Dolan McEniry Corporate Bond Fund (“Acquiring Corporate Bond Fund”) Institutional Class shares Investor Class shares
iM DBi Managed Futures Strategy ETF (“Target Managed Futures Strategy ETF”)	iM DBi Managed Futures Strategy ETF (“Acquiring Managed Futures Strategy ETF”)
iM DBi Hedge Strategy ETF (“Target Hedge Strategy ETF”)	iM DBi Hedge Strategy ETF (“Acquiring Hedge Strategy ETF”)

A joint special meeting of the shareholders of the Target Funds (the “Meeting”) will be held in a virtual meeting format on September 15, 2021, at 10:00 a.m., Central Time. At the Meeting, shareholders of the Target Funds will be asked to consider the following proposal relating to the Reorganizations (the “Proposal”), and any other matters that may properly come before the Meeting or any adjournment or postponement thereof.

1.

With respect to shareholders of each Target Fund, to approve the Reorganization Agreement, as it relates to such Target Fund, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of such Target Fund by the corresponding Acquiring Fund in exchange for shares of such Acquiring Fund; (b) the distribution of such shares to the shareholders of such Target Fund; and (c) the liquidation and termination of such Target Fund as a series of the Target Trust.

i

For the Reorganization relating to Target Corporate Bond Fund, shareholders holding Institutional Shares or Advisor Shares of the Target Corporate Bond Fund will receive Institutional Class shares or Investor Class shares, respectively, of the Acquiring Corporate Bond Fund.

Shareholders of each Target Fund will vote separately on the Proposal with respect to the Reorganization applicable to the Target Fund, as shown below:

Target Fund		Acquiring Fund
iM Dolan McEniry Corporate Bond Fund	→	iM Dolan McEniry Corporate Bond Fund
iM DBi Managed Futures Strategy ETF	→	iM DBi Managed Futures Strategy ETF
iM DBi Hedge Strategy ETF	→	iM DBi Hedge Strategy ETF

The approval of one Reorganization is not contingent upon the approval of any other Reorganization.

Each Reorganization is anticipated to be a tax-free transaction for federal income tax purposes. For more detailed information about the federal income tax consequences of each Reorganization, please refer to the section titled “Federal Income Tax Considerations” below.

The Target Trust has fixed the close of business on July 12, 2021, as the record date (“Record Date”) for the determination of Target Fund shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Shareholders of each Target Fund on the Record Date will be entitled to one vote for each share of the Target Fund held (and a proportionate fractional vote for each fractional share). This Proxy Statement/Prospectus, the enclosed Notice of Joint Special Meeting of Shareholders, and the enclosed proxy card will be mailed on or about August 23, 2021, to all shareholders eligible to vote on the Proposal.

The Target Trust Board has approved the Reorganization Agreement and has determined that each Reorganization is in the best interests of the Target Fund and will not dilute the interests of the existing shareholders of the Target Fund. Accordingly, the Target Trust Board recommends that shareholders vote “FOR” the Proposal.

This Proxy Statement/Prospectus sets forth concisely the basic information you should know before voting on a proposal. You should read it and keep it for future reference.

Additional information about the Target Funds is available in the following:

1.	Summary Prospectus dated April 30, 2021, for the iM Dolan McEniry Corporate Bond Fund, as supplemented (the “iM Dolan McEniry Corporate Bond Fund Summary Prospectus”);

2.	Summary Prospectus dated April 30, 2021, for the iM DBi Managed Futures Strategy ETF, as supplemented (the “iM DBi Managed Futures Strategy ETF Summary Prospectus”);

3.

Summary Prospectus dated April 30, 2021, for the iM DBi Hedge Strategy ETF, as supplemented (the “iM DBi Hedge Strategy ETF Summary Prospectus,” and together with the iM Dolan McEniry Corporate Bond Fund Summary Prospectus and the iM DBi Managed Futures Strategy ETF Summary Prospectus, the “Target Funds’ Summary Prospectuses”);

4.	Prospectus dated April 30, 2021, for the iM Dolan McEniry Corporate Bond Fund, as supplemented (the “iM Dolan McEniry Corporate Bond Fund Prospectus”);

5.

Prospectus dated April  30, 2021, for the iM DBi Managed Futures Strategy ETF and the iM DBi Hedge Strategy ETF, as supplemented (the “iM DBi ETF Prospectus,” and together with the iM Dolan McEniry Corporate Bond Fund Prospectus, the “Target Funds’ Prospectuses”);

6.	Statement of Additional Information dated April 30, 2021, for the iM Dolan McEniry Corporate Bond Fund, as supplemented (the “iM Dolan McEniry Corporate Bond Fund SAI”);

7.

Statement of Additional Information dated April  30, 2021, for iM DBi Managed Futures Strategy ETF and iM DBi Hedge Strategy ETF, as supplemented (together with the iM Dolan McEniry Corporate Bond Fund SAI, the “Target Funds’ SAIs”);

8.

The audited financial statements and related report of the independent registered public accounting firm included in the iM Dolan McEniry Corporate Bond Fund’s Annual Report to Shareholders for the fiscal year ended December  31, 2020, and the iM DBi Managed Futures Strategy ETF’s and iM DBi Hedge Strategy ETF’s Annual Report to Shareholders for the fiscal year ended December 31, 2020 (the “Target Funds’ Annual Reports”).

These documents are on file with the U.S. Securities and Exchange Commission (the “SEC”). The iM Dolan McEniry Corporate Bond Fund Prospectus and the iM DBi ETF Prospectus are incorporated herein by reference and are legally deemed to be part of this Proxy Statement/Prospectus. The SAI to this Proxy Statement/Prospectus (the “Merger SAI”) is also incorporated herein by reference and is legally deemed to be part of this Proxy Statement/Prospectus. The Target Funds’ Summary Prospectuses, the Target Funds’ Annual Reports and Target Funds’ Semi-Annual Reports have previously been delivered to shareholders. The Target Funds’ Summary Prospectuses, Target Funds’ Prospectuses, Target Funds’ SAIs, Target Funds’ Annual Reports and Target Funds’ Semi-Annual Reports are available on the Target Funds’ website at https://www.imgp.com/. Copies of these documents are also available upon request at no cost by calling 1-888-898-1041 or writing to the Target Funds at iM Global Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Copies of the Merger SAI are available upon request at no charge by writing to the Acquiring Funds at c/o DST Asset Manager Solutions, Inc., P.O. Box 219922, Kansas City, MO 64121-9922, or by calling 1-800-960-0188.

The file number for the Target Fund documents listed above is 811-21897. The file number for the Merger SAI is 333-257957.

These securities have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense. An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Funds.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations regarding the Reorganizations other than those contained in this Proxy Statement/Prospectus or related solicitation materials on file with the SEC, and you should not rely on such other information or representations.

SUMMARY OF KEY INFORMATION

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus, in the Reorganization Agreement, in the Target Funds’ Prospectuses and/or in the Target Funds’ SAIs. Shareholders should read the entire Proxy Statement/Prospectus, the Reorganization Agreement, the Target Funds’ Prospectuses, and the Target Funds’ SAIs carefully for more complete information.

Why are you sending me the Proxy Statement/Prospectus?

You are receiving this Proxy Statement/Prospectus because you own shares in a Target Fund as of the Record Date and have the right to vote on the very important Proposal described herein concerning your Target Fund. This Proxy Statement/Prospectus contains information that shareholders of the Target Funds should know before voting on the Proposal.

Who is eligible to vote on the Proposal?

Shareholders of record of a Target Fund at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. If you owned shares of a Target Fund on the Record Date, you have the right to vote even if you later redeemed or sold your shares.

Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholders’ instructions. If you sign and return a Proxy Card but do not fill in a vote, your shares will be voted “FOR” the Reorganization. If any other business properly comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

On what am I being asked to vote?

You are being asked to approve reorganizing your Target Fund into a corresponding Acquiring Fund. Specifically, you are being asked to vote on the approval of the Reorganization Agreement between your Target Fund and the corresponding Acquiring Fund providing for: (i) the acquisition by the Acquiring Fund of all of the assets of the Target Fund, in exchange solely for shares of the Acquiring Fund; (ii) the assumption by the Acquiring Fund of all of the liabilities of the Target Fund; (iii) the distribution of shares of the Acquiring Fund to the shareholders of the Target Fund, respectively, in complete liquidation of the Target Fund; and (iv) the dissolution and termination of the Target Fund as a series of the Target Trust as soon as practicable after the Reorganization. The Target Trust Board and the Board of Trustees of the Acquiring Trust (the “Acquiring Trust Board”) each approved the Reorganization Agreement.

What are the reasons for the proposed Reorganizations?

The Reorganization of each Target Fund is being proposed because iM Global Partner US LLC (“iM Global”), the current investment adviser to each Target Fund, recommended the Reorganizations based on its belief that shareholders of each Target Fund will benefit from reorganizing the Funds into series of the Acquiring Trust, which is anticipated to position the Target Funds to have broader distribution opportunities and enhanced marketing and shareholder support capabilities. As part of the Litman Gregory Funds Trust, the Target Funds will have access to a larger network of distribution partners and to the capability of Litman Gregory. The transition will also expand the Funds’ marketing support and presence in more distribution channels, which may help sell the Funds and grow assets. Shareholders could potentially benefit from being invested in larger, more viable funds with increased marketing potential and from a more diversified shareholder base over the long term. The addition of the Target Funds to Litman Gregory Funds Trust would also allow eligible shareholders to benefit from the right to exchange their shares for shares of other series of the Litman Gregory Funds Trust. iM Global proposed the Reorganizations in connection with its recent acquisition of Litman Gregory Asset Management, LLC.

The Target Trust Board believes that each Reorganization is in the best interests of each Target Fund and its shareholders. It is proposed that Litman Gregory Fund Advisors, LLC (“Litman Gregory”), an affiliate of iM Global, will serve as the investment adviser of each Acquiring Fund. Each Acquiring Fund will have the same sub-adviser and portfolio managers (who have day-to-day responsibility for portfolio management) as those currently providing services to the corresponding Target Fund.

Has the Target Trust Board approved the Reorganizations?

Yes. The Target Trust Board has carefully reviewed the Proposal and unanimously approved the Reorganization Agreement and the Reorganizations. The Board recommends that shareholders of each Target Fund vote “FOR” the Proposal.

What effect will the Reorganizations have on me as a shareholder?

If shareholders of a Target Fund approve the proposed Reorganization, all of the assets and liabilities of the Target Fund will, in effect, be assumed by the corresponding Acquiring Fund. Shares of the Target Fund will be exchanged for shares of the corresponding Acquiring Fund.

The aggregate net asset value of your Target Fund shares immediately before the Reorganization will be the same as the aggregate net asset value of your Acquiring Fund shares immediately following completion of the Reorganization.

In addition, as discussed in greater detail in the sections below entitled “Who will pay the costs of the Reorganizations?” and “The Proposed Reorganizations – Costs of the Reorganization,” iM Global will bear the costs of the Reorganizations.

How do the Funds’ investment objectives, principal investment strategies and principal risks compare?

Each Acquiring Fund will be managed in the same manner as its corresponding Target Fund and, accordingly, each Acquiring Fund and its corresponding Target Fund will have the same investment objectives, principal investment strategies and principal risks.

The sections below entitled “Additional Information About The Funds — Comparison of Investment Objectives, Comparison of Principal Investment Strategies and Comparison of Principal Risks of Investing in the Funds” compare the investment objectives, principal investment strategies and principal risks, respectively, of each Target Fund and its corresponding Acquiring Fund.

How do the Funds’ fees and expenses compare?

The advisory and sub-advisory fees will not change for the Funds. In addition, no increase in Fund expenses is anticipated after the Reorganizations. The section below entitled “Additional Information About The Funds – Comparison of Fund Fees and Expenses” compares the fees and expenses of each Target Fund to its corresponding Acquiring Fund.

How do the performance records of the Funds compare?

If the Reorganizations are approved, each Acquiring Fund will assume the performance history of its corresponding Target Fund. The Acquiring Funds do not have performance history because they have not yet commenced operations. For more information about a Target Fund’s performance, see the “Performance” section in the iM Dolan McEniry Corporate Bond Fund Prospectus and the iM DBi ETF Prospectus, which are incorporated by reference into this Proxy Statement/Prospectus and has been delivered to shareholders previously.

How do the investment advisers, sub-advisers and portfolio managers of the Funds compare?

Litman Gregory, an affiliate of the Funds’ current investment adviser, iM Global, will serve as the investment adviser of each Acquiring Fund, and each Acquiring Fund will have the same sub-adviser and portfolio managers (who have primary day-to-day responsibility for portfolio management) as those currently providing services to the corresponding Target Fund. Pursuant to a shared services agreement, all advisory personnel of iM Global currently responsible for services to the Target Funds will provide those same services to the Acquiring Funds after the Reorganizations. There will be no change in the nature or level of advisory services to be provided by Litman Gregory or the sub-advisers.

Below is a summary of the investment adviser, sub-adviser and portfolio managers of each Fund. For more information, please see the section below entitled “Additional Information About The Funds – Comparison of Investment Advisers, Sub-Advisers and Portfolio Managers.”

Investment Adviser

The Target Funds and Acquiring Funds will have different investment advisers, but they are affiliates and each adviser has delegated day-to-day management of each Fund to a sub-adviser, as described below.

iM Global serves as the investment adviser to the Target Funds. iM Global is located at 1600 East Franklin Avenue, Suite D, El Segundo, California 90245. Founded in 2018, iM Global is wholly-owned by iM Global Partner SAS, a Paris-based asset management company with approximately $27 billion in assets under management as of June 30, 2021.

Litman Gregory will serve as the investment adviser to the Acquiring Funds. Litman Gregory is located at 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596. As of June 30, 2021, Litman Gregory had approximately $2.4 billion in assets under management. On June 1, 2021, iM Global acquired 100% of the ownership interests of Litman Gregory’s parent company. Accordingly, iM Global and Litman Gregory are affiliates.

Sub-Advisers

Dolan McEniry Capital Management, LLC (“Dolan McEniry”), located at 120 North LaSalle Street, Suite 1510, Chicago, IL 60602, serves as the sub-adviser to the Target Corporate Bond Fund and will serve as sub-adviser to the Acquiring Corporate Bond Fund. Dolan McEniry is an asset management company with approximately $7.9 billion in assets under management as of June 30, 2021. Dolan McEniry is majority-owned and controlled by Daniel D. Dolan, Jr. and Roger S. McEniry, who each hold more than 25% of the voting interests in the firm. iM Square Holding 2 LLC, an affiliate of iM Global, holds a non-voting 45% interest in Dolan McEniry. iM Global and iM Square Holding 2 LLC are both wholly owned by iM Global Partner SAS.

Dynamic Beta investments LLC (“DBi”), located at 12 East 49th Street, New York, NY 10017, serves as the sub-adviser to the Target Managed Futures Strategy ETF and the Target Hedge Strategy ETF and will serve as sub-adviser to the Acquiring Managed Futures Strategy ETF and the Acquiring Hedge Strategy ETF. DBi is an asset management company with approximately $606 million in assets under management as of June 30, 2021. iM Square Holding 4, LLC, an affiliate of iM Global, owns a minority interest in DBi.

Dolan McEniry and DBi are each referred to as a “Sub-Adviser,” and together, the “Sub-Advisers.”

Portfolio Managers

The portfolio management team of each Target Fund is the same as the portfolio management team of its corresponding Acquiring Fund. Daniel D. Dolan, Jr., Roger S. McEniry, Stephen M. Schubert, C. Schaffer Degen, CFA, M. Patrick Voelker and Robert W. Greber, III, CFA serve as portfolio managers of the Target Corporate Bond Fund and will serve as portfolio managers for the Acquiring Corporate Bond Fund. Andrew Beer and Mathias Mamou-Mani serve as portfolio managers of the Target Managed Futures Strategy ETF and the Target Hedge Strategy ETF and will serve as portfolio managers for the Acquiring Managed Futures Strategy ETF and the Acquiring Hedge Strategy ETF.

Will the Board and service providers, other than the investment adviser, change?

Yes. The Acquiring Trust and the Target Trust have different boards of trustees. The Acquiring Trust and the Target Trust also use different accounting firms and service providers for custody, administration, accounting, transfer agency, and distribution services (“Third-Party Service Providers”).

There are no anticipated changes in the nature or level of services that the Acquiring Trust or the Third-Party Service Providers will provide to the Acquiring Funds. Services provided to the Acquiring Funds will be comparable to those provided currently to the Target Funds.

The following table identifies the Third-Party Service Providers of the Target Funds and the Acquiring Funds:

	Targets Funds’ Service Providers	Acquiring Funds’ Service Providers
Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111
Distributor	Quasar Distributors, LLC 111 East Kilbourn Avenue, Suite 2200 Milwaukee, Wisconsin 53202	ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203
Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202	DST Asset Manager Solutions, Inc. 330 West Ninth Street Kansas City, Missouri 64105
Custodian	U.S. Bank National Association Custody Operations 1555 North River Center Drive, Suite 302 Milwaukee, Wisconsin 53212	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111

Fund Accountant	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111
Independent Registered Public Accounting Firm	BBD, LLP 1835 Market Street, 3rd Floor Philadelphia, Pennsylvania 19103	Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115

How do the Funds’ purchase and redemption procedures and exchange policies compare?

The purchase and redemption procedures and exchange policies of the Target Funds and Acquiring Funds are substantially similar. Shareholders of the Target Corporate Bond Fund and the Acquiring Corporate Bond Fund may purchase shares through a financial intermediary or by mail, bank wire, electronic funds transfer or by telephone after opening an account with the respective Fund. Shareholders of the Target Managed Futures Strategy ETF, the Target Hedge Strategy ETF, the Acquiring Managed Futures Strategy ETF or the Acquiring Hedge Strategy ETF may purchase shares on the NYSE Arca, Inc. through a broker or dealer at market prices, rather than at NAV.

For more information about how to purchase, redeem and exchange shares of the Target Corporate Bond Fund, see the “Purchase of Shares,” “Redemption of Shares” and “Exchanging Between Share Classes” sections, respectively, in the Target Corporate Bond Fund’s Prospectus, which is incorporated by reference into this Proxy Statement/Prospectus and has been delivered to Target Fund shareholders previously. For more information about how to purchase and redeem shares of the Target Managed Futures Strategy ETF or the Target Hedge Strategy ETF, see the “How to Buy and Sell Shares” section in the Target Managed Futures Strategy ETF and the Target Hedge Strategy ETF prospectus. For more information about how to purchase and redeem shares of each Acquiring Fund, see the section entitled “Purchasing, Selling and Exchanging Fund Shares” in Exhibit A to this Proxy Statement/Prospectus.

How do the Funds’ share classes compare?

Institutional Shares and Advisor Shares of the Target Corporate Bond Fund have similar features and similar investment minimums as Institutional Class shares and Investor Class shares, respectively, as the corresponding Acquiring Corporate Bond Fund.

The Target Managed Futures Strategy ETF and Target Hedge Strategy ETF and their corresponding Acquiring Funds are exchange-traded funds and offer a single class of shares. Shares of each of the Target Managed Futures Strategy ETF and Target Hedge Strategy ETF have similar features as shares of the Acquiring Managed Futures Strategy ETF and Acquiring Hedge Strategy ETF, respectively.

For more information, please see the section below entitled “Additional Information About The Funds – Comparison of Distribution, Shareholder Servicing, Purchase and Redemption of Shares, and Pricing.”

Will there be any tax consequences resulting from the Reorganizations?

Each Reorganization is designed to qualify as a tax-free reorganization for federal income tax purposes, and the Target Funds anticipate receiving a legal opinion to that effect, although there can be no assurance that the Internal Revenue Service (“IRS”) will adopt a similar position. This means that the shareholders of each Target Fund will recognize no gain or loss for federal income tax purposes upon the exchange of all of their shares in the Target Fund for shares in the corresponding Acquiring Fund. Shareholders should consult their tax adviser about state and local tax consequences of the Reorganizations, if any, because the information about tax consequences in this Proxy Statement/Prospectus relates only to the federal income tax consequences of the Reorganizations.

For more detailed information about the federal income tax consequences of the Reorganizations, please refer to the section titled “The Proposed Reorganizations – Federal Income Tax Considerations” below.

Will my dividends be affected by the Reorganizations?

No. Each Acquiring Fund and its corresponding Target Fund distribute their net investment income, and make distributions of their net realized capital gains, if any, as follows:

Target Fund	Dividends	Capital Gains
iM Dolan McEniry Corporate Bond Fund	Monthly	Annually
iM DBi Managed Futures Strategy ETF	Quarterly	Annually
iM DBi Hedge Strategy ETF	Quarterly	Annually

Acquiring Fund	Dividends	Capital Gains
iM Dolan McEniry Corporate Bond Fund	Monthly	Annually
iM DBi Managed Futures Strategy ETF	Quarterly	Annually
iM DBi Hedge Strategy ETF	Quarterly	Annually

Who will pay the costs of the Reorganizations?

iM Global will pay all of the costs of each Reorganization, including costs associated with the preparation, printing and distribution of this Proxy Statement/Prospectus, legal fees, accounting fees and proxy solicitation expenses, transfer agent and custodian conversion costs, whether or not the Reorganization is consummated. These expenses are expected to be approximately $70,000.

When are the Reorganizations expected to occur?

If shareholders of each Target Fund approve the Reorganizations, it is anticipated that the Reorganizations will occur on or around September 17, 2021.

How do I attend the virtual Meeting?

There is no physical location for the Meeting. For each Target Fund, the Meeting will be conducted exclusively online via live webcast. Shareholders may request the Meeting credentials by emailing attendameeting@astfinancial.com. Please use the email subject line “IMGPUS Special Meeting” and include your full name, address and the control number found on your enclosed proxy card. The Meeting will begin promptly at 10:00 a.m. Central time on Wednesday, September 15, 2021. We encourage you to request the Meeting credentials before the date of the Meeting and to access the Meeting a few minutes prior to the start time leaving ample time for the check in. Only shareholders of the Target Funds will be able to participate in the Meeting. You may vote during the Meeting by following the instructions available on the Meeting website. For questions relating to participation at the Meeting by remote communication, please call 1-866-356-6140.

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Access to the Webcast of the Meeting. The live webcast of the Meeting will begin promptly at 10:00 a.m. Central time on September 15, 2021. We encourage shareholders to access the Meeting prior to the start time.

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Beneficial Owners. If you hold your shares through an intermediary, such as a bank, broker or other custodian (i.e., in “street name”), you must register in advance to access your individual control number in order to attend the Meeting virtually online via live webcast. To register and receive your individual control number to attend the Meeting online, you must email proof of your proxy power (“Legal Proxy”) from your broker, bank or other nominee indicating that you are the beneficial owner of the shares in the Fund, on the Record Date, and authorizing you to vote along with your name and email address to attendameeting@astfinancial.com (forward the email from your broker, bank or other nominee or attach an image of your Legal Proxy). Please use the email subject line “IMGPUS Special Meeting.” The email must also state whether before the Meeting you authorized a proxy to vote for you, and if so, how you instructed such proxy to vote. Requests for registration must be labeled as “Legal Proxy” and be received no later than September 14, 2021, at 10:00 a.m., Central time. You will receive a confirmation of your registration and your individual control number by email after the proxy solicitor receives your registration information.

How do I vote on the Reorganizations?

There are several ways you can vote your shares, including at the Meeting, by mail, by telephone, or via the internet. The proxy card that accompanies this Proxy Statement/Prospectus provides detailed instructions on how you may vote your shares. If you properly fill in and sign your proxy card and return it in time to vote at the Meeting, your “proxy” (the individuals named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares “FOR” the Reorganization of your Target Fund, as recommended by the Target Trust Board, and in their best judgment on other matters.

You may revoke your proxy and change your vote by:

1.	signing a proxy card with a later date and returning it before the polls close at the Meeting,

2.	voting by telephone or on the internet before the commencement of the Meeting, or

3.	voting at the Meeting.

We encourage you to vote over the internet or by telephone, following the instructions that appear on your proxy card(s). Using these voting methods will help reduce the time and costs associated with this proxy solicitation. If you have questions about attending the Meeting (virtually) in person, please call 1-866-356-6140.

What will happen if shareholders of a Target Fund do not approve its Reorganization?

If the shareholders of a Target Fund do not approve its Reorganization, the Target Fund will not be reorganized into the Acquiring Fund and the Target Trust Board will take such further action as they may deem to be in the best interests of the Target Fund and its shareholders. This may include retaining the Target Fund as a series of the Target Trust.

What if I do not wish to participate in the Reorganizations?

If you do not wish to have your Target Fund shares exchanged for shares of the corresponding Acquiring Fund, you may redeem (or sell) your shares prior to the consummation of your Target Fund’s Reorganization. If you redeem (or sell) your shares, and if you hold shares in a taxable account, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Comparison of Investment Objectives

The investment objective of each Acquiring Fund is identical to the investment objective of its corresponding Target Fund. Each Fund’s investment objective is classified as non-fundamental, which means that a Target Fund’s investment objective can be changed by the Target Trust Board without shareholder approval, and an Acquiring Fund’s investment objective can be changed by the Acquiring Trust Board without shareholder approval. Each Fund’s investment objective is set forth in the following table:

Fund	Investment Objective
Target Corporate Bond Fund	The Fund seeks to provide investors with total return, with a secondary investment objective of preserving capital.
Acquiring Corporate Bond Fund
Target Managed Futures Strategy ETF	The Fund seeks long-term capital appreciation.
Acquiring Managed Futures Strategy ETF
Target Hedge Strategy ETF	The Fund seeks long-term capital appreciation.
Acquiring Hedge Strategy ETF

Comparison of Fund Fees and Expenses

iM Dolan McEniry Corporate Bond Fund Reorganization

This table shows (i) the fees and expenses of Institutional Shares and Advisor Shares of the Target Corporate Bond Fund as of March 31, 2021, and (ii) the pro forma fees and expenses of Institutional Class shares and Investor Class shares of the Acquiring Corporate Bond Fund as of March 31, 2021, after giving effect to the Reorganization.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares – Target Corporate Bond Fund	Advisor Shares – Target Corporate Bond Fund	Institutional Class Shares – Acquiring Corporate Bond Fund (pro forma)	Investor Class Shares – Acquiring Corporate Bond Fund (pro forma)
	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	None	0.25%	None	0.25%
Shareholder Servicing Fee	None	0.10%	None	0.10%
Other Expenses	0.64%	0.70%	0.64%(1)	0.69%(1)
Acquired Fund Fees and Expenses	0.01%	0.01%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.15%	1.56%	1.14%	1.54%
Less: Fee Waiver and/or Expense Reimbursement	(0.44)%(2)	(0.50)%(2)	(0.44)%(3)	(0.49)%(3)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.71%	1.06%	0.70%	1.05%

(1)	“Other Expenses” have been estimated for the current fiscal year. Actual expenses may be different.

(2)

Pursuant to a contractual operating expense limitation between iM Global, the Target Corporate Bond Fund’s investment adviser, and the Target Corporate Bond Fund, iM Global has agreed to waive its management fees and/or reimburse the Target Corporate Bond Fund expenses to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Target Corporate Bond Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation (collectively, “Excludable Expenses”)) do not exceed 0.70% of the Target Corporate Bond Fund’s average daily net assets, through at least April 30, 2022, unless terminated sooner by, or with the consent of, the Target Trust’s Board of Trustees (the “Board of Trustees” or the “Board”). To the extent the Target Corporate Bond Fund incurs Excludable Expenses, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will exceed 0.70%. The Advisor may request recoupment of previously waived fees and paid expenses from the Target Corporate Bond Fund for up to three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Target Corporate Bond Fund’s total expense ratio to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

(3)

Pursuant to a contractual operating expense limitation between Litman Gregory, the Acquiring Corporate Bond Fund’s investment adviser, and the Acquiring Corporate Bond Fund, Litman Gregory has agreed to waive its management fees and/or reimburse the Acquiring Corporate Bond Fund expenses to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Target Corporate Bond Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation (collectively, “Excludable Expenses”)) do not exceed 0.70% of the Acquiring Corporate Bond Fund’s average daily net assets for at least two years from the date of the closing of the Reorganization. To the extent the Acquiring Corporate Bond Fund incurs Excludable Expenses, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will exceed 0.70%. Litman Gregory may request recoupment of previously waived fees and paid expenses from the Acquiring Corporate Bond Fund for up to three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Acquiring Corporate Bond Fund’s total expense ratio to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the costs of investing in the Target Corporate Bond Fund and the Acquiring Corporate Bond Fund with the cost of investing in other mutual funds. Pro forma costs of investing in the Acquiring Corporate Bond Fund after giving effect to the Reorganization are provided. All costs are based upon the information set forth in the fee table above.

The Example assumes that (i) you invest $10,000 for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) operating expenses remain the same. Only the first year of each period in the Example takes into account the expense reimbursement described in the footnotes above. Your actual costs may be higher or lower:

	1 Year	3 Years	5 years	10 Years
Institutional Shares – Target Corporate Bond Fund	$73	$322	$590	$1,358
Advisor Shares – Target Corporate Bond Fund	$108	$444	$803	$1,814
Institutional Class shares – Acquiring Corporate Bond Fund (pro forma)	$72	$319	$585	$1,347
Investor Class shares – Acquiring Corporate Bond Fund (pro forma)	$107	$438	$793	$1,793

iM DBi Managed Futures Strategy ETF Reorganization

This table shows (i) the fees and expenses of Shares of the Target Managed Futures Strategy ETF as of March 31, 2021, and (ii) the pro forma fees and expenses of Shares of the Acquiring Managed Futures Strategy ETF as of March 31, 2021, after giving effect to the Reorganization.

	Target Managed Futures Strategy ETF	Acquiring Managed Futures Strategy ETF (pro forma)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Other Expenses	None	None
Total Annual Fund Operating Expenses	0.85%	0.85%(1)

(1)

Pursuant to a contractual operating expense limitation between Litman Gregory, the Acquiring Managed Futures Strategy ETF’s investment adviser, and the Acquiring Managed Futures Strategy ETF, Litman Gregory has agreed to limit Total Annual Fund Operating Expenses (excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other transactional expenses, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses and any distribution fees and expenses paid by the fund under a Rule 12b-1 Plan) to 0.85% of the Acquiring Managed Futures Strategy ETF’s average daily net assets for at least two years from the date of the closing of the Reorganization.

Example

This Example is intended to help you compare the costs of investing in the Target Managed Futures Strategy ETF and the Acquiring Managed Futures Strategy ETF with the cost of investing in other funds. Pro forma costs of investing in the Acquiring Managed Futures Strategy ETF after giving effect to the Reorganization are provided. All costs are based upon the information set forth in the fee table above.

The Example assumes that (i) you invest $10,000 for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) operating expenses remain the same. Only the first year of each period in the Example takes into account the expense reimbursement described in the footnotes above. Your actual costs may be higher or lower:

	1 Year	3 Years	5 years	10 Years
Target Managed Futures Strategy ETF	$87	$271	$471	$1,049
Acquiring Managed Futures Strategy ETF (pro forma)	$87	$271	$471	$1,049

iM DBi Hedge Strategy ETF Reorganization

This table shows (i) the fees and expenses of Shares of the Target Hedge Strategy ETF as of March 31, 2021, and (ii) the pro forma fees and expenses of Shares of the Acquiring Hedge Strategy ETF as of March 31, 2021, after giving effect to the Reorganization.

	Target Hedge Strategy ETF	Acquiring Hedge Strategy ETF (pro forma)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Other Expenses	None	None
Total Annual Fund Operating Expenses	0.85%	0.85%(1)

(1)

Pursuant to a contractual operating expense limitation between Litman Gregory, the Acquiring Hedge Strategy ETF’s investment adviser, and the Acquiring Hedge Strategy ETF, Litman Gregory has agreed to limit Total Annual Fund Operating Expenses (excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other transactional expenses, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses and any distribution fees and expenses paid by the fund under a Rule 12b-1 Plan) to 0.85% of the Acquiring Hedge Strategy ETF’s average daily net assets for at least two years from the date of the closing of the Reorganization.

Example

This Example is intended to help you compare the costs of investing in the Target Hedge Strategy ETF and the Acquiring Hedge Strategy ETF with the cost of investing in other funds. Pro forma costs of investing in the Acquiring Hedge Strategy ETF after giving effect to the Reorganization are provided. All costs are based upon the information set forth in the fee table above.

The Example assumes that (i) you invest $10,000 for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) operating expenses remain the same. Only the first year of each period in the Example takes into account the expense reimbursement described in the footnotes above. Your actual costs may be higher or lower:

	1 Year	3 Years	5 years	10 Years
Target Hedge Strategy ETF	$87	$271	$471	$1,049
Acquiring Hedge Strategy ETF (pro forma)	$87	$271	$471	$1,049

Comparison of Principal Investment Strategies

The following section describes the principal investment strategies of the Funds. The principal investment strategies of each Acquiring Fund and the corresponding Target Fund are the same.

Target Corporate Bond Fund and Acquiring Corporate Bond Fund Principal Investment Strategies

Each Fund will invest in a diversified portfolio of corporate investment grade bonds, corporate high yield bonds, and U.S. Government and Treasury securities maturing within 10 years or less. All securities will be U.S. dollar denominated, although they may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation. Under normal market conditions, each Fund will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in corporate bonds. In addition to investments in corporate bonds issued by U.S. issuers, each Fund may invest in corporate bonds issued by foreign corporations. With respect to each Fund’s net assets allocated to investments in corporate bonds, each Fund invests approximately 75% in corporate bonds that are determined by each Fund’s sub-adviser, Dolan McEniry Capital Management LLC (“Dolan McEniry”), to be investment grade, and approximately 25% in high yield bonds (also known as “junk bonds”). Each Fund’s investments in investment grade corporate bonds will be rated investment grade (BBB- by Standard & Poor’s or equivalent) by at least one major credit rating agency identified as a nationally recognized statistical rating organization (“NRSRO”), or if unrated, determined to be of comparable quality by Dolan McEniry. Each Fund may invest up to 20% of its net assets in U.S. Government and Treasury securities. Each Fund will not make any change in its investment policy of investing at least 80% of its net assets in corporate bonds without first providing shareholders with at least 60 days’ prior written notice. Dolan McEniry anticipates that each Fund’s duration will reflect that of the Bloomberg Barclays US Intermediate Credit Index, plus or minus 50%. For example, if the duration of the Bloomberg Barclays US Intermediate Credit Index is 5 years, each Fund’s duration may be 2.5–7.5 years. As of March 31, 2021, the duration of the Bloomberg Barclays U.S. Intermediate Credit Index was 4.48 years. Duration measures a bond or fund’s sensitivity to interest rate or other changes (such as changes in a bond’s yield) and is expressed as a number of years. The higher the number, the greater the risk. Under normal circumstances, for example, if a portfolio has a duration of five years, its value will change by 5% if yields change by 1%. Shorter duration bonds generally result in lower expected volatility.

Each Fund’s investment universe consists of corporate investment grade bonds, high yield bonds, and U.S. Government and Treasury securities maturing within 10 years or less. When making decisions to buy or sell an investment for each Fund, Dolan McEniry utilizes bottom-up investment analysis which focuses on credit analysis and selection of undervalued bonds. Dolan McEniry analyzes companies’ financial statements and creates financial models to assess trends in revenue, margins, earnings, cash earnings, investments in working capital and fixed assets, debt levels and cash balances, and other items, ranking each company by risk and return. Dolan McEniry then applies qualitative diligence reviews of each company, taking into consideration pricing, liquidity, event risk and duration to select specific investments for each Fund’s portfolio. Dolan McEniry’s investment process is designed to identify undervalued corporate bonds—those that trade at wide spreads to U.S. Treasury securities yet are issued by companies that, in Dolan McEniry’s assessment, generate sufficient cash flow to meet their debt obligations. Dolan McEniry ranks securities with equal weighting given to risk (cash flow coverage of debt obligations) and return (spread to U.S. Treasuries). The process identifies what Dolan McEniry deems to be the most undervalued bonds.

Dolan McEniry will consider selling a security if the company’s fundamentals deteriorate to an unacceptable degree according to Dolan McEniry’s free cash flow credit analysis; the security has appreciated in price to a level that makes it no longer attractive in Dolan McEniry’s ranking system; or if Dolan McEniry identifies a more attractive investment opportunity.

Target Managed Futures Strategy ETF and Acquiring Managed Futures Strategy ETF Principal Investment Strategies

Each Fund is a non-diversified, actively-managed exchange-traded fund (“ETF”) that seeks to achieve its objective by: (i) investing its assets pursuant to a managed futures strategy (described below); (ii) allocating up to 20% of its total assets in its wholly-owned subsidiary (the “Subsidiary”), which is organized under the laws of the Cayman Islands, is advised by Dynamic Beta investments LLC (“DBi”), and will comply with each Fund’s investment objective and investment policies; and (iii) investing directly in select debt instruments for cash management and other purposes.

Each Fund’s managed futures strategy employs long and short positions in derivatives, primarily futures contracts and forward contracts, across the broad asset classes of equities, fixed income, currencies and, through the Subsidiary, commodities. Fund positions in those contracts are determined based on a proprietary, quantitative model – the Dynamic Beta Engine – that seeks to identify the main drivers of performance by approximating the current asset allocation of a selected pool of the largest commodity trading advisor (“CTA”) hedge funds, which are hedge funds that use futures or forward contracts to achieve their investment objectives. The Dynamic Beta Engine analyzes recent historical performance in order to estimate the current asset allocation of a selected pool of the largest CTAs. DBi relies exclusively on the model and does not have discretion to override the model-determined asset allocation or portfolio weights. DBi will periodically review whether instruments should be added to or removed from the model in order to improve the model’s efficiency. The model’s asset allocation is limited to asset classes that are traded on U.S.-based exchanges. Based on this analysis, each Fund will invest in an optimized portfolio of long and short positions in domestically-traded, liquid derivative contracts selected from a pool of the most liquid derivative contracts, as determined by DBi.

Futures contracts and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. Each Fund takes long positions in derivative contracts that provide exposure to various asset classes, sectors and/or markets that the Fund expects to rise in value, and takes short positions in asset classes, sectors and/or markets that the Fund expects to fall in value. Currently, each Fund expects to limit its investments to highly-liquid, domestically-traded contracts that DBi believes exhibit the highest correlation to what DBi perceives to be the core positions of the target hedge funds. Such core positions are generally long and short positions in domestically-traded derivative contracts viewed as highly liquid by DBi.

Each Fund may have gross notional exposure, which is defined as the sum of the notional exposure of both long and short derivative positions across the Fund, that approximates the current asset allocation and matches the risk profile of a diversified pool of the largest CTAs. The Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and interpretations thereunder, impose certain limitations on each Fund’s ability to use leverage. Under normal market conditions, DBi, on average, will target an annualized volatility level for each Fund of 8-10%.

DBi will, in an effort to reduce certain risks (e.g., volatility of returns), limit each Fund’s gross notional exposure on certain futures contracts whose returns are expected to be particularly volatile. In addition to these specific exposure limits, DBi will use quantitative methods to assess the level of risk for the Funds.

Each Fund intends to gain exposure to commodities through its investments in the Subsidiary and may invest up to 20% of its total assets in the Subsidiary. Generally, the Subsidiary will invest primarily in commodity futures, but it may also invest in financial futures, fixed income securities, pooled investment vehicles, including those that are not registered with the SEC under the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike each Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to each Fund’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as each Fund. Unlike each Fund, the Subsidiary will not seek to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund is the sole investor in the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.

In addition to its use of futures and investment in the Subsidiary, each Fund expects, under normal circumstances, to collateralize its derivative investments, for liquidity purposes, or to enhance yield, to invest a large portion of the portfolio in debt securities. Each Fund may hold fixed income instruments of varying maturities, but that have an average duration of less than one year. In particular, the Funds may hold government money market instruments, such as U.S. Treasury securities and U.S. government agency discount notes and bonds with maturities of two years or less.

Since each Fund is non-diversified, it may invest a greater percentage of its assets in a particular investment or issuer than a diversified fund.

Target Hedge Strategy ETF and Acquiring Hedge Strategy ETF Principal Investment Strategies

Each Fund is a non-diversified, actively-managed exchange-traded fund (“ETF”) that seeks to achieve its objective by: (i) investing its assets pursuant to an equity hedge strategy (described below); and (ii) allocating the remainder of its assets directly in a portfolio of investment grade debt securities to collateralize its derivatives investments, for liquidity purposes, or to enhance yield. Each Fund seeks to model its investments after long/short equity hedge fund strategies and does not invest in hedge funds. Because each Fund is not a hedge fund, each Fund will be limited in its ability to fully replicate hedge fund strategies due to regulatory requirements, including limitations on leverage and liquidity of the Fund’s investments.

Each Fund invests in long and short positions in exchange-traded futures contracts across the broad asset classes of equities, fixed income, and currencies. The long and short positions in the futures contracts are determined by each Fund’s sub-adviser, DBi, using a proprietary, quantitative model – the Dynamic Beta Engine. The Dynamic Beta Engine is designed to identify the main drivers of performance of a diversified portfolio of the largest long/short equity hedge funds, which are hedge funds that employ fundamental analysis to buy or sell short individual equity securities to achieve their respective investment objectives (“Equity Hedge funds”).

Equity Hedge funds typically diversify their risks by limiting the hedge fund’s net exposure to certain industries, regions, or market capitalizations, which allows them to focus on company-specific characteristics. Equity Hedge funds often hedge against the returns of the overall market. The Fund will not necessarily use its long and short positions to reduce risk by taking offsetting positions. Each Fund may take uncorrelated positions (e.g., invest in long and short futures contracts with values that do not historically exhibit a strong relationship to each other), which may increase the Fund’s overall market exposure and risk.

DBi has conducted extensive research into the drivers of performance of hedge funds and believes that individual security selection by the target Equity Hedge funds can deliver market outperformance over time through shifts in asset allocation among major equity markets. For example, if fundamentally-driven hedge fund managers collectively determine that stocks in emerging markets are more attractive than those in developed markets, the Dynamic Beta Engine can identify this and shift asset allocation exposures accordingly.

Based on this model, each Fund will invest in an optimized portfolio of long and short positions in U.S. exchange-traded futures contracts, as determined by DBi. This process is repeated monthly, with all positions rebalanced at that time. The Dynamic Beta Engine analyzes recent historical performance of a diversified pool of the largest Equity Hedge funds in order to estimate the current asset allocation of a selected pool of Equity Hedge funds. DBi relies exclusively on the model and does not have discretion to override the model-determined asset allocation or portfolio weights. Investing in a limited number of highly liquid futures contracts and monthly rebalancing is expected to keep transaction costs low relative to Equity Hedge funds. The model seeks to replicate Equity Hedge funds by analyzing historical returns of Equity Hedge funds provided by a third-party data provider and identifying futures contracts that most closely reflect the Equity Hedge funds’ estimated current exposures across the various asset classes.

Futures contracts are contractual agreements to buy or sell a particular equity index, currency, or financial instrument at a pre-determined price in the future. Each Fund will invest in a limited number of highly-liquid futures contracts (including futures contracts on underlying instruments such as listed U.S. equity indices, baskets of currency, and U.S. treasury securities) that DBi believes exhibit the highest correlation to what DBi perceives to be the core positions of the target Equity Hedge funds, which are generally long and short positions of individual equity securities. Each Fund will take long and short positions in U.S. exchange-traded derivative contracts viewed as highly liquid by DBi.

DBi will use quantitative methods to assess the level of risk for each Fund. Each Fund may invest in derivative contracts that have an aggregate notional value that is greater than the Fund’s total assets. The notional value of a derivatives contract is the market value of the asset underlying the derivatives contract. Aggregate notional value is the sum of the notional values of each Fund’s derivatives contracts. Each Fund’s aggregate notional value is intended to approximate the current risk profile of a diversified pool of the largest Equity Hedge funds. The Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and interpretations thereunder, impose certain limitations on each Fund’s ability to use leverage, which is inherent in the futures positions held by the Fund.

Volatility is a statistical measure of the frequency and level of changes in each Fund’s returns over time without regard to the direction of those changes. Higher volatility generally indicates higher risk. Under normal market conditions, DBi, on average, will target an annualized volatility level for each Fund of 8-10%.

Each Fund expects, under normal circumstances, to collateralize its derivative investments, for liquidity purposes, or to enhance yield, to invest a large portion of the portfolio in investment grade debt securities. Each Fund may hold fixed income instruments of varying maturities, but that have an average duration of less than one year. In particular, each Fund may hold government money market instruments, such as U.S. Treasury securities and U.S. government agency discount notes and bonds with maturities of two years or less.

Because each Fund is non-diversified, it may invest a greater percentage of its assets in a particular investment or issuer than a diversified fund.

Comparison of Principal Risks of Investing in the Funds

The principal risks of each Target Fund are the same as the principal risks of its corresponding Acquiring Fund because the principal investment strategies of each Target Fund and the corresponding Acquiring Fund are the same.

Target Corporate Bond Fund and Acquiring Corporate Bond Fund Principal Risks

General Market Risk; Recent Market Events. The value of each Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally. Certain investments selected for each Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time. The value of each Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) global pandemic, which has resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, layoffs, rising unemployment claims, changed travel and social behaviors and reduced consumer spending. The effects of COVID-19 may lead to a substantial economic downturn or recession in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time.

Management Risk. Investment strategies employed by Dolan McEniry in selecting investments for each Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Fixed Income Securities Risk. Interest rates may go up resulting in a decrease in value of the securities held by each Fund. Fixed income securities held by each Fund are also subject to interest rate risk, credit risk, call risk and liquidity risk, which are more fully described below.

Credit Risk. Credit risk is the risk that an issuer will not make timely payments of principal and interest. A credit rating assigned to a particular debt security is essentially an opinion as to the credit quality of an issuer and may prove to be inaccurate. There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates.

Interest Rate Risk. Interest rates may go up resulting in a decrease in the value of the securities held by each Fund. Interest rates have been historically low, so each Fund faces a heightened risk that interest rates may rise. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.

Call Risk. During periods of declining interest rates, a bond issuer may “call” or repay its high yielding bonds before their maturity dates.

Liquidity Risk. Certain securities may be difficult or impossible to sell at the time and the price that each Fund would like. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. The values of these securities may fluctuate more sharply than those of other securities, and each Fund may experience some difficulty in closing out positions in these securities at prevailing market prices.

High-Yield Fixed Income Securities Risk. The fixed income securities held by each Fund that are rated below investment grade are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer. Such securities are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Prepayment and Extension Risk. In times of declining interest rates, each Fund’s higher yielding securities will be prepaid, and each Fund will have to replace them with securities having a lower yield. Rising interest rates could extend the life of securities with lower payment rates. This is known as extension risk and may increase each Fund’s sensitivity to rising rates and its potential for price declines.

U.S. Government and U.S. Agency Obligations Risk. Securities issued by U.S. Government agencies and instrumentalities have different levels of U.S. Government credit support. Some are backed by the full faith and credit of the U.S. Government, while others are supported by only the discretionary authority of the U.S. Government or only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities because they are not obligated to do so by law. Guarantees of timely prepayment of principal and interest do not assure that the market prices and yields of the securities are guaranteed nor do they guarantee the net asset value (“NAV”) or performance of each Fund, which will vary with changes in interest rates, Dolan McEniry’s performance and other market conditions.

Foreign Securities and Currency Risk. Foreign securities held by each Fund are subject to risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies. Income earned on foreign securities may be subject to foreign withholding taxes.

Cybersecurity Risk. With the increased use of technologies such as the internet to conduct business, each Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting each Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Adviser’s or Dolan McEniry’s control, including instances at third parties. Each Fund, iM Global and Dolan McEniry seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Target Managed Futures Strategy ETF and Acquiring Managed Futures Strategy ETF Principal Risks

Managed Futures Strategy Risk. In seeking to achieve its investment objective, each Fund will utilize various investment strategies that involve the use of complex investment techniques, and there is no guarantee that these strategies will succeed. The use of such strategies and techniques may subject the Fund to greater volatility and loss. There can be no assurance that utilizing a certain approach or model will achieve a particular level of return or reduce volatility and loss.

Futures Contracts Risk. Futures contracts have a high degree of price variability and are subject to occasional rapid and substantial changes. There is an imperfect correlation between the change in market value of the futures contracts and the market value of the underlying instrument or reference assets with respect to such contracts. Futures contracts pose the risk of a possible lack of a liquid secondary market, resulting in the potential inability to close a futures contract when desired. Futures contracts are also subject to risks related to possible market disruptions or other extraordinary events, including but not limited to, governmental intervention, and potentially unlimited losses caused by unanticipated market movements. Futures contracts are subject to the possibility that the counterparties to the contracts will default in the performance of their obligations. If a Fund has insufficient cash, it may either have to sell securities from its portfolio to meet daily variation margin requirements with respect to its futures contracts, or close certain positions at a time when it may be disadvantageous to do so. The successful use of futures contracts draws upon DBi’s skill and experience with respect to such instruments and is subject to special risk considerations.

The use of futures contracts, which are derivative instruments, will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an investment and results in increased volatility, which means each Fund will have the potential for greater losses than if the Fund did not employ leverage in its investment activity. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in a Fund’s exposure to an asset class and may cause the value of the Fund’s securities or related derivatives instruments to be volatile. There is no assurance that a Fund’s investment in a futures contract with leveraged exposure to certain investments and markets will enable a Fund to achieve its investment objective.

General Market Risk; Recent Market Events Risk. The value of each Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally. Certain investments selected for each Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time. The value of each Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) global pandemic, which has resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, layoffs, rising unemployment claims, changed travel and social behaviors and reduced consumer spending. The effects of COVID-19 may lead to a substantial economic downturn or recession in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time.

Derivatives Risk. Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices, such as futures swap agreements and forward contracts. Derivatives typically have economic leverage inherent in their terms. The primary types of derivatives in which each Fund or the Subsidiary invest are futures contracts and forward contracts. Futures contracts and forward contracts can be highly volatile, illiquid and difficult to value, and changes in the value of such instruments held directly or indirectly by a Fund may not correlate with the underlying instrument or reference assets, or the Fund’s other investments. Although the value of futures contracts and forward contracts depends largely upon price movements in the underlying instrument or reference asset, there are additional risks associated with futures contracts and forward contracts that are possibly greater than the risks associated with investing directly in the underlying instruments or reference assets, including illiquidity risk, leveraging risk and counterparty credit risk. A small position in futures contracts or forward contracts could have a potentially large impact on each Fund’s performance. Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and forward contracts.

Commodities Risk. Exposure to the commodities markets (including financial futures markets) may subject each Fund, through its investment in the Subsidiary, to greater volatility than investments in traditional securities. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies, public health crises and trade or price wars among commodity producers or buyers. The commodity markets are subject to temporary distortions and other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices which may occur during a single business day. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

Equity Securities Risk. Each Fund may have exposure to equity securities. Equity securities tend to be more volatile than other investment choices, such as debt and money market instruments. The value of your investment may decrease in response to overall stock market movements or the value of individual securities.

Currency Risk. Each Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency that the Fund is short. Currency rates in foreign countries may fluctuate significantly over short periods of time for any number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

Credit Risk. Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to each Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

ETF Risks. Each Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participants, Market Makers, and Liquidity Providers Limitation Risk. Each Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. Each Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. Each Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause a Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, each Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate each Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of each Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.

Leverage Risk. Although each Fund will not borrow funds for trading, each Fund should be considered highly leveraged and is suitable only for investors with high tolerance for investment risk. Leverage embedded in the various derivative instruments traded may result in a Fund or its Subsidiary holding positions whose face or notional value may be many times the Fund’s NAV. As a result of this leveraging, even a small movement in the price of a commodity can cause a correspondingly large profit or loss. Losses incurred on leveraged investments increase in direct proportion to the degree of leverage employed. Furthermore, derivative instruments and futures contracts are highly volatile and are subject to occasional rapid and substantial fluctuations. Volatility is a statistical measurement of the variation of returns of a security or fund or index over time. Higher volatility generally indicates higher risk. You could lose all or substantially all of your investment in a Fund should the Fund’s trading positions suddenly turn unprofitable.

Debt Securities and Fixed-Income Risk. Fixed income securities, such as U.S. Treasuries, or derivatives based on fixed income securities are subject to credit risk and interest rate risk. Credit risk, as described more fully above, refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk, as described more fully below, refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. Prices of fixed income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed income security prices and, accordingly, each Fund’s returns and share price. In addition, each Fund may be subject to “call” risk, which is the risk that during a period of falling interest rates the issuer may redeem a security by repaying it early (which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates), and “extension” risk, which occurs during a rising interest rate environment because certain obligations will be paid off by an issuer more slowly than anticipated (causing the value of those securities held by a Fund to fall).

Interest Rate Risk. Prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. Each Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by DBi. Each Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations, but increasing interest rates may have an adverse effect on the value of each Fund’s investment portfolio as a whole, as investors and markets adjust expected returns relative to such increasing rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

Management Risk. Each Fund is actively-managed and may not meet its investment objective based on the portfolio managers’ success or failure to implement investment strategies for a Fund.

Non-Diversified Fund Risk. Because each Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer. As a result, a decline in the value of an investment in a single issuer could cause a Fund’s overall value to decline to a greater degree than if each Fund held a more diversified portfolio.

Government Securities and Agency Risk. Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by Federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Treasury. Accordingly, while U.S. Government agencies and instrumentalities may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. Some of these indirect obligations may be supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality.

Liquidity Risk. Each Fund is subject to liquidity risk primarily due to its investments in derivatives. Investments in derivative instruments involve the risk that each Fund may be unable to sell the derivative instrument or sell it at a reasonable price.

Short Sales Risk. Each Fund may take a short position in a derivative instrument, such as a future, or forward, or swap or a security. A short position on a derivative instrument or security involves the risk of a theoretically unlimited increase in the value of the underlying instrument. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses.

Subsidiary Risk. By investing in the Subsidiary, each Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by each Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Proxy Statement/Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect each Fund.

Forward Contracts Risk. Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties in an amount and at a price set at the time of the contract. At the maturity of a forward contract, a fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Each Fund may invest in non-deliverable forwards, which are cash-settled, short-term forward contracts on foreign currencies that are non-convertible and that may be thinly traded or illiquid. The use of forward contracts involves various risks, including the risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations.

Tax Risk. The federal income tax treatment of each Fund’s income from the Subsidiary may be negatively affected by future legislation, Treasury Regulations (proposed or final), and/or other Internal Revenue Service (“IRS”) guidance or authorities that could affect the character, timing of recognition, and/or amount of a Fund’s investment company taxable income and/or net capital gains and, therefore, the distributions it makes. If a Fund failed the source of income test for any taxable year but was eligible to and did cure the failure, it could incur potentially significant additional federal income tax expenses. If, on the other hand, a Fund failed to qualify as a RIC for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to federal income tax at the fund-level on its taxable income at the regular corporate tax rate (without reduction for distributions to shareholders), with the consequence that its income available for distribution to shareholders would be reduced and distributions from its current or accumulated earnings and profits would generally be taxable to its shareholders as dividend income.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of each Fund and/or the Subsidiary to operate as described in this Proxy Statement/Prospectus and the Statement of Additional Information (“SAI”) and could adversely affect a Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside Litman Gregory’s or DBi’s control, including instances at third parties. Each Fund, Litman Gregory and DBi seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Regulatory Risk. Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, or market value, of an instrument held by each Fund or its Subsidiary or that could adversely impact a Fund’s performance.

Target Hedge Strategy ETF and Acquiring Hedge Strategy ETF Principal Risks

Equity Hedge Strategy Risk. Each Fund uses various investment strategies that seek to identify the main drivers of performance of a diversified portfolio of the largest long/short equity hedge funds. These investment strategies involve the use of complex derivatives techniques, and there is no guarantee that these strategies will succeed. The use of such strategies and techniques may subject a Fund to greater volatility and loss than investing in individual equity securities. There can be no assurance that utilizing a certain approach or model will achieve a particular level of return or reduce volatility and loss.

Futures Contracts Risk. Futures contracts have a high degree of price variability and are subject to occasional rapid and substantial changes. There is an imperfect correlation between the change in market value of the futures contracts and the market value of the underlying instrument or reference assets with respect to such contracts. Futures contracts pose the risk of a possible lack of a liquid secondary market, resulting in the potential inability to close a futures contract when desired. Futures contracts are also subject to risks related to possible market disruptions or other extraordinary events, including but not limited to, governmental intervention, and potentially unlimited losses caused by unanticipated market movements. Futures contracts are subject to the possibility that the counterparties to the contracts will default in the performance of their obligations. If a Fund has insufficient cash, it may either have to sell securities from its portfolio to meet daily variation margin requirements with respect to its futures contracts, or close certain positions at a time when it may be disadvantageous to do so. The successful use of futures contracts draws upon DBi’s skill and experience with respect to such instruments and is subject to special risk considerations.

The use of futures contracts, which are derivative instruments, will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an investment and results in increased volatility, which means each Fund will have the potential for greater losses than if a Fund did not employ leverage in its investment activity. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in a Fund’s exposure to an asset class and may cause the value of a Fund’s securities or related derivatives instruments to be volatile. There is no assurance that each Fund’s investment in a futures contract with leveraged exposure to certain investments and markets will enable a Fund to achieve its investment objective.

General Market Risk; Recent Market Events Risk. The value of each Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally. Certain investments selected for each Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time. The value of each Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) global pandemic, which has resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, layoffs, rising unemployment claims, changed travel and social behaviors and reduced consumer spending. The effects of COVID-19 may lead to a substantial economic downturn or recession in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time.

Long Short Risk. Each Fund seeks long exposure to certain factors and short exposure to certain other factors. Each Fund may or may not take long or short positions in correlated asset classes. A Fund could lose money if either or both of the Fund’s long and short positions produce negative returns. The Dynamic Beta Engine may or may not identify long and short positions in correlated asset classes. There is no guarantee that the returns of the Fund’s long and short positions will produce positive returns.

Short Sales Risk. Each Fund may take a short position in a derivative instrument, such as a future, forward, swap or security. The Fund will lose value if the underlying security that is the subject of a short sale increases in value. A short position on a derivative instrument or security involves the risk of a theoretically unlimited increase in the value of the underlying instrument. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses.

Derivatives Risk. Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices, such as futures contracts, swap agreements and forward contracts. Derivatives typically have economic leverage inherent in their terms. The primary type of derivatives in which each Fund invests is futures contracts. As discussed above, futures contracts can be highly volatile, illiquid and difficult to value, and changes in the value of such instruments held directly or indirectly by each Fund may not correlate with the underlying instrument or reference assets, or the Fund’s other investments. Although the value of futures contracts depends largely upon price movements in the underlying instrument or reference asset, there are additional risks associated with futures contracts that are possibly greater than the risks associated with investing directly in the underlying instruments or reference assets, including illiquidity risk, leveraging risk and counterparty credit risk. A small position in futures contracts could have a potentially large impact on each Fund’s performance. Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts.

Equity Risk. Through each Fund’s use of derivatives, the Fund may have exposure to equity securities and/or broad-based equity indices. Equity securities tend to be more volatile than other investment choices, such as debt and money market instruments. The value of your investment may decrease in response to overall stock market movements or the value of individual securities.

Credit Risk. Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to each Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of each Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

Currency Risk. Each Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency that the Fund is short. Currency rates in foreign countries may fluctuate significantly over short periods of time for any number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

ETF Risks. Each Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participants, Market Makers, and Liquidity Providers Limitation Risk. Each Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. Each Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. Each Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause a Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, a Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate each Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of each Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.

Debt Securities and Fixed-Income Risk. Fixed income securities, such as U.S. Treasuries, or derivatives based on fixed income securities, are subject to credit risk and interest rate risk. Credit risk, as described more fully above, refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk, as described more fully below, refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. Prices of fixed income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed income security prices and, accordingly, each Fund’s returns and share price. In addition, each Fund may be subject to “call” risk, which is the risk that during a period of falling interest rates the issuer may redeem a security by repaying it early (which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates), and “extension” risk, which occurs during a rising interest rate environment because certain obligations will be paid off by an issuer more slowly than anticipated (causing the value of those securities held by the Fund to fall).

Interest Rate Risk. Prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. Each Fund may lose money if short term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by DBi. Each Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations, but increasing interest rates may have an adverse effect on the value of each Fund’s investment portfolio as a whole, as investors and markets adjust expected returns relative to such increasing rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

Management Risk. Each Fund is actively-managed and may not meet its investment objective based on the portfolio managers’ success or failure to implement investment strategies for the Fund.

Non-Diversified Fund Risk. Because Each Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer. As a result, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Government Securities and Agency Risk. Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by Federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Treasury. Accordingly, while U.S. Government agencies and instrumentalities may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. Some of these indirect obligations may be supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality.

Liquidity Risk. Each Fund is subject to liquidity risk primarily due to its investments in derivatives. Investments in derivative instruments involve the risk that the Fund may be unable to sell the derivative instrument or sell it at a reasonable price.

New Fund Risk. As a new fund, there can be no assurance that each Fund will grow or maintain an economically viable size.

Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside Litman Gregory’s or DBi’s control, including instances at third parties. Each Fund, Litman Gregory and DBi seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Regulatory Risk. Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, or market value, of an instrument held by each Fund or that could adversely impact a Fund’s performance.

Comparison of Investment Advisers, Sub-Advisers and Portfolio Managers

Investment Advisers

iM Global Partner US LLC, located at 1600 East Franklin Avenue, Suite D, El Segundo, California 90245, is an SEC-registered investment advisory firm and serves as the investment adviser to the Target Funds. Founded in 2018, iM Global is wholly-owned by iM Global Partner SAS, a Paris-based asset management company with $27 billion in assets under management as of June 30, 2021.

Litman Gregory Fund Advisors, LLC, an affiliate of iM Global, located at 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596, is an SEC-registered investment advisory firm and serves as the investment adviser to the Acquiring Funds. As of June 30, 2021, Litman Gregory had approximately $2.4 billion in assets under management.

In light of the recent acquisition of Litman Gregory Asset Management, LLC (the parent company of Litman Gregory) by iM Global, pursuant to a shared services agreement, all advisory personnel of iM Global currently responsible for services to the Target Funds will provide those same services to the Acquiring Funds after the Reorganizations.

Sub-Advisers

Dolan McEniry, located at 120 North LaSalle Street, Suite 1510, Chicago, IL 60602, is an SEC-registered investment advisory firm formed in 1997 and serves as the sub-adviser to the Target Corporate Bond Fund and Acquiring Corporate Bond Fund. Dolan McEniry is an asset management company with $7.9 billion in assets under management as of June 30, 2021, and manages assets for foundations, endowments, public pensions, Taft-Hartley accounts, corporations, sovereign nations, high net worth individuals, charitable organizations, wrap clients and other pooled investment vehicles. In addition to the Target Corporate Bond Fund and Acquiring Corporate Bond Fund, Dolan McEniry also provides sub-advisory services to private funds and manages the iM Dolan McEniry US Corporate, a UCITS fund. Dolan McEniry is majority-owned and controlled by Daniel D. Dolan, Jr. and Roger S. McEniry, who each hold more than 25% of the voting interests in the firm. iM Square Holding 2 LLC, an affiliate of iM Global, holds a non-voting 45% interest in Dolan McEniry. iM Global and iM Square Holding 2 LLC are both wholly owned by iM Global Partner SAS.

DBi, located at 12 East 49th Street, New York, NY 10017, is an SEC-registered investment advisory firm formed in 2012 and serves as the sub-adviser to the Target Managed Futures Strategy ETF, Acquiring Managed Futures Strategy ETF, Target Hedge Strategy ETF and Acquiring Hedge Strategy ETF. DBi is an asset management company with $606 million in assets under management as of June 30, 2021, and is engaged in the business of offering investment trading advice to private funds and other separately managed accounts, in addition to the noted Funds. iM Square Holding 4, LLC, an affiliate of iM Global, owns a minority interest in DBi. DBi is registered as a CTA.

Portfolio Managers

If the Reorganizations are approved by shareholders of the Target Funds, then after the Closing, the Target Funds will be reorganized into the Acquiring Funds, and Litman Gregory will serve as the investment adviser for each of the Acquiring Funds. Dolan McEniry will serve as the sub-adviser for the Acquiring Corporate Bond Fund and DBi will serve as sub-adviser for the Acquiring Managed Futures Strategy ETF and Acquiring Hedge Strategy ETF.

The portfolio management team of each Target Fund is the same as the portfolio management team of its corresponding Acquiring Fund.

iM Dolan McEniry Corporate Bond Fund Reorganization
Target Fund	Acquiring Fund
Daniel D. Dolan, Jr.	Daniel D. Dolan, Jr.
Roger S. McEniry	Roger S. McEniry
Stephen M. Schubert	Stephen M. Schubert
C. Schaffer Degen, CFA	C. Schaffer Degen, CFA
M. Patrick Voelker	M. Patrick Voelker
Robert W. Greber, III, CFA	Robert W. Greber, III, CFA

Daniel D. Dolan, Jr.

Mr. Dolan founded Dolan McEniry in 1997, following a 16-year career in the financial services industry. Mr. Dolan previously worked with Morgan Stanley and Salomon Brothers. He received a B.A. from Lake Forest College in 1980. In addition to leading the firm’s business development and client service efforts, Mr. Dolan focuses on portfolio management, security selection, and securities trading.

Roger S. McEniry

Mr. McEniry joined Dolan McEniry as a partner in March 2001. Prior to joining the firm, he spent sixteen years with a Chicago private equity firm. Mr. McEniry graduated from Williams College with honors in 1978 and received an MBA from the University of Michigan in 1981. At Dolan McEniry, his focus is the analytical and strategic side of the firm; security selection, risk management, and credit analysis are under his leadership.

Stephen M. Schubert

A member of the Dolan McEniry team since 1998, Mr. Schubert currently serves as the Managing Director of Portfolio Management and Trading. He received his Bachelor of Science degree in Finance from Michigan State University where he competed on the varsity tennis team and graduated with honors.

C. Schaffer Degen, CFA

Mr. Degen joined Dolan McEniry as an Analyst in April 2012 and currently serves as a Senior Portfolio Manager. He graduated from Miami University in 2010 with a B.S. in Business and a major in Finance.

M. Patrick Voelker

Mr. Voelker joined Dolan McEniry as an Analyst in November 2012 and currently serves as a Senior Portfolio Manager. He graduated with honors from St. Norbert College in 2012 with a B.A. in Economics.

Robert W. Greber, III, CFA

Mr. Greber joined Dolan McEniry as an Analyst in February 2015 and currently serves as a Portfolio Manager. He graduated from the University of Missouri in May 2014 with a B.S. in Business Administration and a major in Finance.

iM DBi Managed Futures Strategy ETF Reorganization
Target Fund	Acquiring Fund
Andrew Beer	Andrew Beer
Mathias Mamou-Mani	Mathias Mamou-Mani

iM DBi Hedge Strategy ETF Reorganization

Target Fund	Acquiring Fund
Andrew Beer	Andrew Beer
Mathias Mamou-Mani	Mathias Mamou-Mani

Andrew Beer

Mr. Beer is a Managing Member and Co-Portfolio Adviser of DBi. Prior to founding DBi in 2012, Mr. Beer co-founded Pinnacle Asset Management, a commodity investment firm, and was a founder of Apex Capital Management, a hedge fund focused on the Greater China Region. Mr. Beer’s extensive experience in the hedge business started in 1994, when he joined the Baupost Group, Inc., a leading hedge fund firm, as a portfolio manager. He holds an MBA from Harvard Business School and his AB degree from Harvard College.

Mathias Mamou-Mani

Mr. Mamou-Mani is a Managing Member of DBi and has over 13 years of experience in asset management at DBi and its predecessors overseeing quantitative research, including the proprietary replication and liquid solution models, risk systems and trade implementation. From 2001 to 2006, Mr. Mamou-Mani worked as a consultant/project manager on critical information systems projects for the French Ministry of Defense, France Telecom and Lafarge. Mr. Mamou-Mani holds an MBA from the NYU Stern School of Business, with a specialization in Quantitative Finance, and degrees from the University of Paris Dauphine, France.

Acquiring Trust Multi-Manager Exemptive Order

The Acquiring Trust and Litman Gregory have obtained an exemptive order from the SEC that permits Litman Gregory, subject to certain conditions, to hire, terminate and replace managers with the approval of the Board only and without shareholder approval. Within 60 days of the hiring of any new manager or the implementation of any proposed material change in a sub-advisory agreement with an existing manager, shareholders will be furnished information about the new manager or sub-advisory agreement that would be included in a proxy statement. The order also permits a Fund to disclose sub-advisory fees only in the aggregate in its registration statement. Pursuant to the order, shareholder approval is required before Litman Gregory enters into any sub-advisory agreement with a manager that is affiliated with the Funds or Litman Gregory. Neither Litman Gregory nor the Acquiring Trust Board has any current intention of replacing or terminating the Sub-Advisers to the Acquiring Funds in reliance on the exemptive order, but may recommend such action in the future consistent with its obligations to evaluate and monitor the Acquiring Funds’ sub-advisers.

Comparison of Distribution, Shareholder Servicing, Purchase and Redemption of Shares, and Pricing

The following table highlights and compares the distribution, purchase, redemption, and pricing policies and procedures of the Target Funds and the Acquiring Funds. For a more complete discussion of each Fund’s purchase, redemption, and pricing policies and procedures, please see the applicable section of the Target Fund’s Prospectus and Exhibit A attached to this Proxy Statement/Prospectus with respect to the Acquiring Fund.

	Target Funds	Acquiring Funds
Distribution and Shareholder Servicing	Quasar Distributors, LLC (the “Distributor”) is the principal underwriter of the Target Funds’ shares and serves as the exclusive agent for the distribution of the Target Funds’ shares.	ALPS Distributors, Inc., is the Distributor (also known as the principal underwriter) of the shares of the Acquiring Fund.

Each Target Fund has adopted a Distribution and Service Plan (the “Rule 12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to pay distribution fees for the sale and distribution of its Shares.

Same.

	Target Funds	Acquiring Funds

(Target Corporate Bond Fund)

Under the Rule 12b-1 Plan, the Advisor Shares pay the Distributor or other authorized recipients a Rule 12b-1 fee at an annual rate of 0.25% of their average daily net assets. The Distributor uses this Rule 12b-1 fee primarily to finance activities that promote the sale of Advisor Shares. Such activities include, but are not necessarily limited to, compensating brokers, dealers, financial intermediaries and sales personnel for distribution and shareholder services, printing and mailing prospectuses to persons other than current shareholders, printing and mailing sales literature, and advertising. Institutional Shares of the Fund are not subject to the Rule 12b-1 Plan and do not pay Rule 12b-1 fees.

(Acquiring Corporate Bond Fund) Same.

(Target Corporate Bond Fund)

The Fund has adopted a Shareholder Servicing Plan (the “Shareholder Servicing Plan”) on behalf of its Advisor Shares that allows the Fund to make payments to financial intermediaries and other service providers for Advisor class shareholders in return for shareholder servicing and maintenance of Advisor class shareholder accounts. These shareholder servicing and maintenance fees may not exceed 0.10% per year of the Fund’s average daily net assets for Advisor Shares and may not be used to pay for any services in connection with the distribution and sale of Advisor Shares.

(Acquiring Corporate Bond Fund)

The Acquiring Fund has not adopted a shareholder servicing plan. The Acquiring Fund does, however, make payments to financial intermediaries for certain sub-recordkeeping, sub-transfer agent or similar services provided by financial intermediaries in amounts determined by the Funds’ Board of Trustees to represent reasonable amounts for those services.

(Target Managed Futures Strategy ETF and Target Hedge Strategy ETF)

No fees are currently paid by the Target Managed Futures Strategy ETF and Target Hedge Strategy ETF pursuant to the Rule 12b-1 Plan, and such fees are not expected to be imposed. However, in the event fees are charged pursuant to the Rule 12b-1 Plan in the future, because the fees are ongoing, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

(Target Managed Futures Strategy ETF and Target Hedge Strategy ETF) Same.
Purchases

(Target Corporate Bond Fund)

Purchases may be made by mail or wire. Investors may purchase additional fund shares by phone. The Target Fund permits automatic investments.

Investors may purchase and redeem shares of the Fund through certain financial intermediaries (and their agents) that have made arrangements with the Fund to sell its shares.

(Acquiring Corporate Bond Fund) Same.

Target Funds	Acquiring Funds

(Target Managed Futures Strategy ETF and Target Hedge Strategy ETF)

The Funds issue and redeem Shares at NAV only in Creation Units. Only APs may acquire Shares directly from the Funds, and only APs may tender their Shares for redemption directly to the Funds, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Most investors buy and sell individual Shares in secondary market transactions through brokers. Shares are listed for trading on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

(Acquiring Managed Futures Strategy ETF and Acquiring Hedge Strategy ETF) Same.

Minimum	(Target Corporate Bond Fund)			(Acquiring Corporate Bond Fund)
Investments
	Minimum Investments	To Open Your Account	To Add to Your Account	Minimum Investments	To Open Your Account	To Add to Your Account
	Regular Accounts	$10,000 for Institutional Shares	None	Regular Accounts	$10,000 for Institutional Class shares	$250 for Institutional Class shares

		$2,000 for Advisor Shares			$1,000 for Investor Class shares	$100 for Investor Class shares
	Retirement Accounts	$10,000 for Institutional Shares	None	Retirement Accounts	$1,000 for Institutional Class shares	$100 for Institutional Class shares

		$2,000 for Advisor Shares			$500 for Investor Class shares	$100 for Investor Class shares
	Automatic Investment Account	$10,000 for Institutional Shares	None	Automatic Investment Account	$2,500 for Institutional Class shares	$250 for Institutional Class shares

		$2,000 for Advisor Shares			$2,500 for Investor Class shares	$250 for Investor Class shares

Redemptions

(Target Corporate Bond Fund)

You may sell (redeem) your shares on any business day. Redemptions are effected at the NAV next determined after the Transfer Agent or authorized financial intermediary has received your redemption request. You may elect to have redemption proceeds paid by check, by wire or by electronic funds transfer via ACH. Shares may be redeemed via a systematic withdrawal plan.

(Acquiring Corporate Bond Fund) Same.

(Target Managed Futures Strategy ETF and Target Hedge Strategy ETF)

Most investors buy and sell individual Shares in secondary market transactions through brokers. Shares are listed for trading on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

(Acquiring Managed Futures Strategy ETF and Acquiring Hedge Strategy ETF) Same.

	Target Funds	Acquiring Funds
Exchanges/ Conversions

(Target Corporate Bond Fund)

You may exchange shares of one share class of the Fund for a different share class of the Fund if you meet the minimum initial investment, eligibility criteria and other requirements for investment in the share class you are exchanging into. Exchanges can only occur between identically registered accounts. Share class exchanges are based on the NAVs of the applicable share classes at the time of the conversion, and no charge is imposed.

(Acquiring Corporate Bond Fund)

Exchanges of shares between classes are permitted only as follows: (i) a class of shares of a Fund may be exchanged for the same class of shares of another Fund; and (ii) the Investor Class shares of a Fund may be exchanged for the Institutional Class shares of the same Fund, if the investor is eligible to invest in the Institutional Class shares of that Fund.

In-Kind Redemptions

(Target Corporate Bond Fund)

The Fund reserves the right to honor redemption requests by making payment in whole or in part by a distribution of securities from the Fund’s portfolio (a “redemption-in-kind”), and may do so in the form of pro-rata slices of the Fund’s portfolio, individual securities or a representative basket of securities.

(Acquiring Corporate Bond Fund) Same.
Dividends and Distributions

(Target Corporate Bond Fund)

Distributions from the Fund’s net investment income are declared daily as dividends and paid monthly to you. The Fund will make distributions of net investment income and net capital gain, if any, at least annually, typically during the month of December. The Fund may make additional distributions if deemed to be desirable at another time during the year.

(Acquiring Corporate Bond Fund) Same.

(Target Managed Futures Strategy ETF and Target Hedge Strategy ETF)

Each Fund intends to pay out dividends and interest income, if any, quarterly and distribute net realized capital gains, if any, to its shareholders at least annually. Each Fund will declare and pay income and capital gain distributions in cash. Your broker is responsible for distributing the income and capital gain distributions to you.

(Acquiring Managed Futures Strategy ETF and Acquiring Hedge Strategy ETF) Same.
Share Trading Prices on the Exchange

(Target Managed Futures Strategy ETF and Target Hedge Strategy ETF)

Trading prices of shares on the exchange may differ from a Fund’s daily NAV. Market forces of supply and demand, economic conditions, and other factors may affect the trading prices of Shares. To provide additional information regarding the indicative value of Shares, the Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated “intraday indicative value” (“IIV”) for Shares as calculated by an information provider or market data vendor.

(Acquiring Managed Futures Strategy ETF and Acquiring Hedge Strategy ETF) Same.

	Target Funds	Acquiring Funds
Frequent Trading

(Target Corporate Bond Fund)

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements (market timing). “Market timing” generally refers to frequent or excessive trades into or out of a mutual fund in an effort to anticipate changes in market prices of its investment portfolio. Frequent purchases and redemptions of Fund shares can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all of the Fund’s shareholders. The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Fund’s policy is intended to discourage excessive trading in the Fund’s shares that may harm long-term investors and to make reasonable efforts to detect and deter excessive trading. The Fund reserves the right to reject any purchase request order at any time and for any reason, without prior written notice.

(Acquiring Corporate Bond Fund)

Purchases and exchanges of shares of the Fund should be made for long-term investment purposes only. The Fund, as a matter of policy, actively discourages market timing and excessive short term trading and may block accounts or take other action to prevent this type of activity.

The Fund reserves the right in its discretion to reject any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity in Fund shares Litman Gregory believes could be harmful to a Fund). The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

(Target Managed Futures Strategy ETF and Target Hedge Strategy ETF)

Each Fund imposes no restrictions on the frequency of purchases and redemptions of Shares. In determining not to adopt a policy restricting frequent trading in the Funds, the Board evaluated the risks of market timing activities by each Fund’s shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Funds, are an essential part of the ETF process and help keep Share trading prices in line with NAV. As such, the Funds accommodate frequent purchases and redemptions by APs. To minimize these potential consequences of frequent purchases and redemptions, the Funds employ fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by each Fund in effecting trades. In addition, the Funds and the Adviser reserve the right to reject any purchase order at any time.

(Acquiring Managed Futures Strategy ETF and Acquiring Hedge Strategy ETF) Same.
Net Asset Value

Each Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The NAV is calculated by dividing each Fund’s net assets by its Shares outstanding.

Same.
Share Price

(Target Corporate Bond Fund)

The Fund values its assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Debt securities, including short-term debt instruments having a maturity of less than 60 days, are valued at the evaluated mean price supplied by an approved pricing service. Pricing services may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. In the absence of prices from a pricing service, fair value will be determined using procedures adopted by the Board.

(Acquiring Corporate Bond Fund)

Generally, a Fund’s investments are valued on the basis of market quotations. Securities or assets for which market quotations are not available, or for which the pricing service approved by the Board does not provide a valuation or provides a valuation that in the judgment of the relevant Sub-Adviser, with the concurrence of the Advisor, is stale or does not represent the fair value of such securities or assets, shall be valued by the Valuation Committee in consultation with the Advisor, the relevant Sub-Adviser, and the Administrator pursuant to procedures approved by the Board.

Target Funds	Acquiring Funds

(Target Managed Futures Strategy ETF and Target Hedge Strategy ETF)

The Board has adopted procedures and methodologies to fair value each Fund’s securities whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) a security has been de-listed or has had its trading halted or suspended; (ii) a security’s primary pricing source is unable or unwilling to provide a price; (iii) a security’s primary trading market is closed during regular market hours; or (iv) a security’s value is materially affected by events occurring after the close of the security’s primary trading market. Generally, when fair valuing a security, each Fund will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and/or specific market conditions and the specific facts giving rise to the need to fair value the security. Fair value determinations are made in good faith and in accordance with the fair value methodologies included in the Board-adopted valuation procedures.

(Acquiring Managed Futures Strategy ETF and Acquiring Hedge Strategy ETF) Same.

Comparison of Fundamental Investment Restrictions

The Investment Company Act of 1940, as amended (the “1940 Act”), requires registered investment companies, such as the Funds, to adopt fundamental policies with respect to concentration of investments in securities of issuers in particular industries, borrowing, issuing senior securities, lending, investments in commodities, investments in real estate, underwriting securities and diversification (if applicable). Fundamental policies cannot be changed without approval by the vote of a majority of the outstanding shares of a Fund. The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less. The fundamental policies of each Acquiring Fund are identical to the fundamental policies of its corresponding Target Fund. A comparison of the Funds’ fundamental policies is provided below.

Limitation	Target Corporate Bond Fund	Acquiring Corporate Bond Fund
Diversification

The Target Corporate Bond Fund will not purchase the securities of any one issuer, if as a result, more than 5% of the Target Corporate Bond Fund’s total assets would be invested in the securities of such issuer, or the Target Corporate Bond Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that: (1) the Target Corporate Bond Fund may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (3) repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations.

Identical.

Limitation	All Target Funds	All Acquiring Funds
Concentration

Each Target Fund will not invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry (other than securities issued by the U.S. Government or its agencies, or securities of other investment companies).

Identical.
Borrowing	Each Target Fund will not borrow money, provided that such Target Fund may borrow money for temporary purposes in amounts not exceeding one-third of its total assets (including the amount borrowed).	Identical.
Lending

Each Target Fund will not make loans to other persons, except by: (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions.

Identical.
Underwriting

Each Target Fund will not underwrite any issue of securities, except to the extent that such Target Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security.

Identical.
Real Estate

Each Target Fund will not purchase or sell real estate, provided that such Target Fund may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts.

Identical.
Commodities

Each Target Fund will not purchase or sell physical commodities, provided that such Target Fund may invest in, purchase, sell or enter into futures, forward and spot currency contracts, swap transactions and other derivative financial instruments.

Identical.
Senior Securities	Each Target Fund will not issue senior securities, except to the extent permitted by the 1940 Act.	Identical.

Comparison of Shareholder Rights

The Target Trust and Acquiring Trust are each Delaware statutory trusts governed by their respective Agreement and Declaration of Trust, By-Laws and Board of Trustees. The operations of the Target Trust and Acquiring Trust are also governed by applicable state and federal law. While the governing instruments of the Target Trust are not identical to the governing instruments of the Acquiring Trust, there are no material differences in the rights of shareholders under the governing documents of the Acquiring Trust as compared to the governing documents of the Target Trust.

Additional information about the Target Funds’ and Acquiring Funds’ governing instruments is provided below. The following is qualified in its entirety by reference to the governing documents themselves.

Shares: The Trustees of the Target Trust and the Acquiring Trust each have the power to issue shares without shareholder approval. The governing instruments of the Target Trust and the Acquiring Trust indicate that the amount of shares that the Target Trust and the Acquiring Trust each may issue is unlimited. Shares of the Target Trust and the Acquiring Trust have no preemptive rights.

Shareholder Meetings: Neither the Target Funds nor the Acquiring Funds are required to hold annual meetings of shareholders. A meeting of the shareholders of the Acquired Trust may be called at any time by a majority of the Trustees. A meeting of the shareholders of the Acquiring Trust may be called at any time by the Board of Trustees or by the Chairman of the Board or by the President.

Voting Rights: The 1940 Act provides that shareholders of the Target Funds and the Acquiring Funds have the power to vote with respect to certain matters: specifically, for the election of trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, objectives or restrictions deemed to be fundamental. Meetings of the shareholders of the Acquiring Funds may be called by the Trustees for the purpose of electing Trustees and for such other purposes as may be prescribed by law, by the Declaration of Trust or by the By-Laws. Meetings of the shareholders of the Acquiring Funds may also be called by the Trustees from time to time for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable. Shareholders of the Target Funds shall have the right to vote for removal of Trustees; with respect to such additional matters relating to the Target Trust as may be required by applicable provisions of law, including the 1940 Act; with respect to matters relating to merger and consolidation; and on such other matters as the Trustees may consider necessary or desirable.

For the Target Funds and the Acquiring Funds, each whole share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees.

For the Target Funds and the Acquired Funds, forty percent (40%) of the shares entitled to vote on a matter shall constitute a quorum at a meeting of the shareholders. In addition, subject to the Declaration of Trust and the applicable provisions of the 1940 Act, when a quorum is present at any meeting, a majority of the shares voted shall decide any questions, except only a plurality vote shall be necessary to elect Trustees. If the 1940 Act requires approval of a majority of the outstanding voting securities, then the vote required by the 1940 Act is the lesser of: (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (b) more than 50% of the outstanding shares entitled to vote.

Shareholder Liability: The governing instruments for the Target Funds and the Acquiring Funds generally provide that shareholders will not be subject to personal liability for the obligations of a Fund, and provide for indemnification if any shareholder is personally held liable for the obligations of a Fund.

Liability of Trustees: Both the Target Trust and Acquiring Trust’s Declarations of Trust generally provide that no Trustee shall be subject to any personal liability in connection with the assets or affairs of a series of a Trust. Neither Declaration of Trust protects Trustees from any liability that they may incur because of their bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. Both Trusts are required to indemnify their respective Trustees and officers against liabilities and expenses incurred in connection with proceedings relating to their positions as officers or Trustees, except under certain limited circumstances relating to the culpability of such officers or Trustees.

For more information on governance matters, refer to the SAIs for the Target Funds and the Acquiring Funds.

THE PROPOSED REORGANIZATIONS

Terms of the Reorganization Agreement

Under the Reorganization Agreement, each Target Fund will transfer its assets and liabilities to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund on the Closing Date. For more details about the Reorganization Agreement, see Exhibit C — “Form of Agreement and Plan of Reorganization.”

The shares of each Acquiring Fund issued to the corresponding Target Fund will have an aggregate net asset value equal to the aggregate net asset value of the Target Fund’s shares outstanding immediately prior to the Reorganization as determined in accordance with the Acquiring Fund’s valuation procedures that conform in all material respects to the valuation procedures used by the corresponding Target Fund, and the assumption by the Acquiring Fund of all of the liabilities of the corresponding Target Fund. Upon receipt by the Target Fund of the shares of the corresponding Acquiring Fund, the Target Fund will promptly distribute the shares to its shareholders. Upon distribution of such shares, all outstanding shares of the Target Fund will be redeemed in accordance with Delaware law and the Declaration of Trust of the Trust. Then, as soon as practicable after the Closing Date (as defined in Exhibit C), the Target Fund will be terminated as a series of the Target Trust under Delaware law.

Accordingly, as a result of each Reorganization, the Target Fund shareholders will own the same class of shares (as applicable) of the corresponding Acquiring Fund (except that shareholders of Target Corporate Bond Fund Advisor Shares will own Investor Class shares of Acquiring Corporate Bond Fund) having an aggregate net asset value immediately after the Closing Date equal to the aggregate net asset value of that shareholder’s Target Fund shares immediately prior to the Closing Date. The Reorganization will not result in dilution of any Fund’s net asset value.

Each of the Funds has made certain standard representations and warranties to each other regarding capitalization (Target Funds), status and conduct of business.

Unless waived in accordance with the Reorganization Agreement, if applicable, the obligations of the Target Trust and Acquiring Trust, on behalf of the respective Funds, are conditioned upon, among other things:

•	approval by the requisite vote of the holders of the outstanding shares of each Target Fund, in accordance with the provisions of the 1940 Act;

•	approval of each of the Reorganizations by the Acquiring Fund Trust Board and the Target Fund Trust Board;

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

•

the truth in all material respects as of the Closing Date of the representations and warranties of the Funds and performance and compliance in all material respects with the Funds’ agreements, obligations and covenants required by the Reorganization Agreement;

•

the effectiveness under applicable law of the registration statement of the Acquiring Trust of which this Proxy Statement/Prospectus forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto;

•	the receipt of opinions of counsel relating to, among other things, the tax-free nature of the Reorganizations.

The Reorganization Agreement may be terminated or amended by the mutual consent of the Target Trust and Acquiring Trust, on behalf of the relevant Funds.

Board Considerations in Approving the Reorganizations

The Target Trust Board considered the proposed Reorganizations of each Target Fund into the Acquiring Funds at the request of the Target Funds’ investment adviser, iM Global. The Target Trust Board discussed the Reorganizations during its regular meeting on May 11, 2021, at which a representative of iM Global participated and provided information to the Board regarding the proposed Reorganizations and the related transaction. The Target Trust Board was informed that the Reorganization of each Target Fund was being proposed because iM Global believes that each Fund and their shareholders would benefit by becoming series of Litman Gregory Funds Trust following the acquisition of Litman Gregory by iM Global. Specifically, iM Global stated that the Target Funds and their shareholders should benefit from increased distribution opportunities (including stronger marketing support and a presence in more distribution channels) and enhanced capabilities from the combined advisory entities.

After the May meeting, the Target Trust Board requested additional information from LFGA and iM Global and reviewed and considered information provided to them to assist in evaluating the Reorganizations. The review included, among other things, information relating to: the terms of the Reorganization Agreement; the compatibility of each Acquiring Fund’s investment objective, strategies and risks to those of the Target Funds; the fees and expenses of each Acquiring Fund as compared to the corresponding Target Fund’s fees and expenses; the Acquiring Funds’ distribution and marketing arrangements as described by iM Global; information regarding Litman Gregory Funds Trust; the expected federal income tax consequences of the Reorganizations; the party who would be responsible for the costs anticipated to be incurred in connection with the Reorganizations; and the benefits to iM Global and its affiliates, among other relevant information.

The Target Trust Board formally considered the Reorganizations at a special meeting held on June 2, 2021. At this meeting, the Trustees (all of whom are considered independent trustees for purposes of the 1940 Act) were advised by independent legal counsel in their considerations of the Reorganization Agreement and the Reorganizations. The Target Trust Board considered their duties in considering the Reorganizations under Delaware law and the 1940 Act, including Rule 17a-8.

At the June meeting, a representative of iM Global, who is also a representative of Litman Gregory Funds Trust, provided additional information regarding the proposed Reorganizations and the anticipated benefits to the Target Funds and their shareholders. The presentation stated that Litman Gregory would serve as the investment adviser of each Acquiring Fund and, under a dual-hatting arrangement, all advisory personnel of iM Global currently responsible for services to the Target Funds will provide those same services to the Acquiring Funds. The Target Trust Board was informed that each Acquiring Fund would be managed by the same sub-adviser with the same portfolio management team that manages the applicable Target Fund using the same investment approach. Moreover, each Acquiring Fund would have an investment objective and principal investment strategies and limitations that are the same as the investment objective, strategies and limitations of the corresponding Target Fund. The advisory and sub-advisory fees will not change for the Target Funds, and there will be no change in the nature of level of advisory services to be provided by Litman Gregory or any other of the key fund service providers, notwithstanding the change in certain service providers.

The presentation also stated that Litman Gregory has voluntarily agreed to comply with the conditions of Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser or its affiliated persons to receive benefits in connection with the transfer of advisory arrangements, subject to the satisfaction of two conditions. First, for a period of at least three years following the Reorganizations, Litman Gregory Funds Trust has agreed to maintain a board structure so that at least 75% of the board members are independent trustees. Second, Litman Gregory has agreed to limit total annual operating expenses for each Target Fund to its current expense levels for at least two years following the closing of the Reorganization (in the case of the iM Dolan McEniry Corporate Bond Fund) or the closing of the acquisition of Litman Gregory by iM Global (in the case of the Acquiring Funds that are ETFs).

The Board considered the potential benefits of the Reorganizations to iM Global and Litman Gregory, including the opportunity to acquire the assets and performance track record of each Target Fund, and financial benefits such as the advisory fee and the sub-advisory fee given that the Sub-Advisers may be considered affiliates of iM Global. The Board was informed that the Target Funds would not bear any costs of the Reorganizations, which costs would be borne by iM Global, and that the value of the Acquiring Fund shares to be received by shareholders of each Target Fund would be calculated at NAV as determined in accordance with the Acquiring Fund’s valuation procedures that conform in all material respects to the valuation procedures used by the corresponding Target Fund. Thus, the Reorganizations would not be dilutive to shareholders.

The Board was informed that each Target Fund’s shareholders would be receiving shares of the corresponding Acquiring Fund in the Reorganization, which is intended to qualify as a tax-free “reorganization” under Section 368(a) of the Code and that, as such, no gain or loss will be recognized by a Target Fund, its shareholders, or the Acquiring Funds.

The Target Trust Board did not find it practicable to, and did not, assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the Reorganization Agreement. Rather, the determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken in their entirety. Although not meant to be all-inclusive, the following were some of the factors considered by the Target Trust Board in making their determination:

1.	the terms and conditions of the Reorganizations;

2.	the continuity of each Target Fund’s investment objective, strategies, policies and restrictions following the Reorganization;

3.	the continuity of portfolio management as a result of the Reorganizations;

4.	information regarding the fees and expenses of each Target Fund and the Acquiring Funds;

5.

the potential benefits to Target Fund shareholders, including the Acquiring Funds’ access to the distribution network and capability of Litman Gregory, which could result in a larger asset base and a more diversified shareholder base over the long term;

6.	the expected federal income tax consequences of the Reorganizations to each Target Fund, each Target Fund’s shareholders and the Acquiring Funds;

7.	the fact that the Target Funds and the Acquiring Funds will not bear any costs in connection with the Reorganizations;

8.	the impact of the Reorganizations on the rights and privileges of the shareholders of each Target Fund as compared to those they will be subject to as shareholders of the Acquiring Funds;

9.	possible alternatives to the Reorganizations; and

10.	potential benefits of the Reorganizations to Litman Gregory and iM Global.

Based on the foregoing, at its June meeting, the Target Trust Board, through an exercise of its business judgment, concluded that, when considering the totality of the factors, each Reorganization is in the best interests of each Target Fund and that the interests of Target Fund shareholders would not be diluted as a result of the Reorganizations. Accordingly, the Target Trust Board determined to approve the Reorganization Agreement and recommended that it be submitted to shareholders of each Target Fund for approval.

Federal Income Tax Considerations

The following is a general summary of the material U.S. federal income tax considerations of the Reorganizations and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-deferred account.

With respect to each Reorganization for U.S. federal income tax purposes:

1.

Each Acquiring Fund’s acquisition of all of the assets of the corresponding Target Fund in exchange solely for Acquisition Shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the corresponding Target Fund, followed by the Target Fund’s distribution of the Acquisition Shares to the Target Fund shareholders actually or constructively in liquidation of the Target Fund, will constitute a “reorganization” described in Code Section 368(a)(1)(F), and each Acquiring Fund and each Target Fund will be “a party to a reorganization” (within the meaning of Code Section 368(b)) with respect to the relevant Reorganization. “Acquisition Shares” means the shares of an Acquiring Fund to be issued to the corresponding Target Fund in each Reorganization.

2.

No Target Fund will recognize any gain or loss upon the transfer of its assets to an Acquiring Fund in exchange solely for Acquisition Shares and the Acquiring Fund’s assumption of the liabilities of the Target Fund, and no Target Fund will recognize any gain or loss on the subsequent distribution (whether actual or constructive) of those Acquisition Shares to the Target Fund shareholders in exchange for their Target Fund shares, except for gain or loss that must be recognized under the Code (A) on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, or (C) upon the transfer of an asset even if the transaction otherwise constitutes a nontaxable transaction.

3.	No gain or loss will be recognized by an Acquiring Fund as a result of the applicable Reorganization.

4.	No gain or loss will be recognized by the Target Fund shareholders upon the distribution to them by the Acquiring Fund Trust of the Acquisition Shares in exchange for their Target Fund shares.

5.

The aggregate tax basis of the Acquisition Shares received by each Target Fund shareholder will be the same as the aggregate tax basis of the Target Fund shareholder’s Target Fund shares immediately prior to the relevant Reorganization.

6.	Each Acquiring Fund’s tax basis in each asset will be the same as the corresponding Target Fund’s tax basis therein immediately before the relevant Reorganization.

7.

A Target Fund shareholder’s holding period for the Acquisition Shares received in the relevant Reorganization will include, in each instance, such Target Fund shareholder’s holding period for those Target Fund shares exchanged therefor, provided the Target Fund shareholder holds the Target Fund shares as capital assets at the Closing Date.

8.	Each Acquiring Fund’s holding period with respect to each Target Fund asset will include the corresponding Target Fund’s holding period therefor.

9.

A Reorganization will not result in the termination of the relevant Target Fund’s taxable year and each Acquiring Fund will succeed to and take into account the items of the corresponding Target Fund, if any, described under Code Section 381(c), subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the U.S. Treasury regulations thereunder.

Neither the Target Funds nor the Acquiring Funds have requested nor will request an advance ruling from the IRS as to the federal tax consequences of the Reorganizations. As a condition to Closing, Seward & Kissel LLP will render a favorable opinion to each Target Fund and the corresponding Acquiring Fund as to the foregoing federal income tax consequences of the applicable Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of the Target Fund and the Acquiring Fund upon which Seward & Kissel LLP will rely in rendering its opinion. Such opinion of counsel may state that no opinion is expressed as to the effect of the Reorganizations on the Target Funds, Acquiring Funds, or any Target Fund shareholder with respect to any other U.S. federal tax issues (except those set forth in the opinion) and all state, local or foreign tax issues of any kind. Such opinion will be conditioned upon the performance by the Target Funds and the Acquiring Funds of their respective undertakings in the Reorganization Agreement and upon the representation letters provided by officers of the Target Trust and Acquiring Trust to Seward & Kissel LLP. A copy of the opinions will be filed with the SEC and will be available for public inspection.

Opinions of counsel are not binding upon the IRS or the courts. If a Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the applicable Target Fund would recognize gain or loss on the transfer of its assets to the corresponding Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in the Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

The tax attributes, including capital loss carryovers, of each Target Fund will move to the corresponding Acquiring Fund in the applicable Reorganization. The ability of an Acquiring Fund to carry forward capital losses (if any) of the corresponding Target Fund and use such losses to offset future gains generally will not be limited as a direct result of the Reorganization. As of December 31, 2020, each Fund had no short-term or long-term tax basis capital losses to offset future capital gains.

Significant holders of shares of a Target Fund (generally, those holders that own at least 1% of the total outstanding stock (by vote or value) of a Target Fund or that own Target Fund securities with an aggregate basis of $1 million or more immediately prior to the Reorganization) generally will be required to attach a statement to their U.S. federal income tax return for the year in which the Reorganization occurs that contains the information listed in U.S. Treasury Regulation Section 1.368-3(b).

If you acquired different blocks of shares of a Target Fund at different times or for different prices, you should consult your tax advisor concerning the treatment of the basis and holding period for the different blocks of stock in the Reorganization. You should also consult your tax adviser regarding the U.S. federal income tax consequences to you, if any, of the Reorganizations in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Reorganizations because this discussion is only a general summary of certain federal income tax consequences.

Costs of the Reorganizations

iM Global will pay all of the costs of each Reorganization, including costs associated with the preparation, printing and distribution of this Proxy Statement/Prospectus, legal fees, accounting fees and proxy solicitation expenses, transfer agent and custodian conversion costs, whether or not the Reorganization is consummated. These expenses are expected to be approximately $70,000.

The Target Trust Board unanimously recommends that shareholders of each of the Target Funds approve the Reorganizations.

VOTING INFORMATION

You are receiving this Proxy Statement/Prospectus and the enclosed proxy card because the Target Trust Board is soliciting your proxy to vote at the Meeting and at any adjournments or postponements of the Meeting. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Meeting. You do not need to (virtually) attend the Meeting to vote. Instead, you may simply complete, sign, and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

Required Vote. Approval of the Proposal must be approved by the affirmative vote of the holders of the “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (i) 67% or more of the shares present at the Meeting if the holders of 50% or more of the outstanding voting securities of the Target Funds are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Target Funds.

Voting Rights. All proxies voted, including abstentions, will be counted toward establishing a quorum. Because the Proposal is expected to “affect substantially” a shareholder’s rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the Proposal is non-discretionary). Because the Proposal is non-discretionary, the Trust does not expect to receive broker non-votes. Shareholders of record of each Target Fund as of the Record Date are entitled to vote at the Meeting. Each full share of a Target Fund is entitled to one vote and each fractional share is entitled to a vote equal to its fraction of a full share. All share classes of a Target Fund will vote together as one class.

The total number of shares of each class of each Target Fund outstanding as of the Record Date and the total number of votes to which shareholders of such class are entitled at the Meeting if they hold their shares until the Record Date, are set forth below.

Fund	Class	Shares Outstanding
iM Dolan McEniry Corporate Bond Fund	Institutional Advisor	8,137,354 520,914
iM DBi Managed Futures Strategy ETF	Shares of a Single Class of Beneficial Interest	1,950,000
iM DBi Hedge Strategy ETF	Shares of a Single Class of Beneficial Interest	675,000

Quorum and Methods of Tabulation. A quorum is required for shareholders of a Target Fund to take action at the Meeting. Under the Trust’s Amended and Restated Agreement and Declaration of Trust, forty percent (40%) of the outstanding shares of a Target Fund, present at the Meeting in person or by proxy, constitutes a quorum.

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present and entitled to vote. Abstentions will have the effect of a vote “against” the Proposal.

A broker non-vote occurs in connection with a shareholder meeting when the shareholders are asked to consider both “routine” and “non-routine” proposals. In such a case, if a broker-dealer votes on the “routine” proposal but does not vote on the “non-routine” proposal because (a) the shares entitled to cast the vote are held by the broker-dealer in “street name” for the beneficial owner, (b) the broker-dealer lacks discretionary authority to vote the shares, and (c) the broker-dealer has not received voting instructions from the beneficial owner, a broker non-vote is said to occur with respect to the “non-routine” proposal. Because the only proposal is a “non-routine” matter, it is unlikely that there will be any broker non-votes at the Meeting.

We urge you to return the proxy as soon as possible with your vote in favor of the Proposal. As this matter is not routine, your broker may not be able to vote on your behalf unless specifically instructed.

Shareholder Proxies. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If no instructions are given, the proxies will be voted in favor of the Proposal. To revoke a proxy, the shareholder giving such proxy must either (1) submit to the Fund a subsequently-dated proxy, (2) deliver to the Fund a written notice of revocation, or (3) otherwise give notice of revocation at the Meeting, in all cases prior to the exercise of the authority granted in the proxy.

It is important that proxies be returned promptly. Therefore, whether or not you expect to (virtually) attend the Meeting in person, you are urged to complete, sign and return the proxy in the enclosed stamped, self-addressed envelope as soon as possible.

Delivery Requirements. “Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Certain shareholders of the Target Funds who share a common address and who have not opted out of the householding process may receive a single copy of this Proxy Statement/Prospectus. However, each shareholder will receive a separate Proxy Card. If you received more than one copy of this Proxy Statement/Prospectus, you may elect to household in the future if permitted by your financial intermediary. Contact the financial intermediary through which you purchased your shares to determine whether householding is an option for your account. If you received a single copy of this Proxy Statement/Prospectus, you may opt out of householding in the future by contacting the proxy solicitor or your financial intermediary.

If you would like to receive a separate copy of the Proxy Statement/Prospectus, please call 1-888-898-1041 or write to the Target Fund c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Communications with the Target Trust Board. Shareholders of a Target Fund who wish to communicate with the Target Trust Board (or to the members of the Target Trust Board who are not interested persons of the Target Trust, as a group) should send communications to the attention of the Secretary of the Target Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, and all communications will be directed to the members of the Target Trust Board indicated in the communication or, if no such members are indicated, to all members of the Target Trust Board.

Solicitation of Proxies. In addition to soliciting proxies by mail, the Target Trust’s officers and employees of iM Global may solicit proxies by email, internet, by telephone or in person (virtually). Copies of the notice for the Meeting, this Proxy Statement/Prospectus and the form of proxy are available at https://vote.proxyonline.com/imglobal/docs/specialmeeting.pdf. The Target Trust has engaged AST Fund Solutions, Inc. for inquiries, to provide shareholder meeting services, including the distribution of this Proxy Statement/Prospectus and related materials to shareholders as well as assisting the Target Funds in soliciting proxies for the Meeting at an approximate cost of $20,000. The costs of proxy solicitation and expenses incurred in connection with preparing this Proxy Statement/Prospectus and its enclosures will be paid by iM Global, whether or not the Reorganizations are consummated.

Dissenters’ Right of Appraisal. Shareholders of the Target Funds have no appraisal or dissenters’ rights.

Other Business. The Target Trust Board is not aware of any matters to be presented at the Meeting other than the Proposal. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in their discretion.

Adjournment. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments or postponements of the Meeting to permit further solicitation of proxies. Any adjournment or postponement will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person (virtually) or by proxy, whether or not a quorum is present.

The costs of any additional solicitation and of any adjourned Meeting will be borne in the same manner as the other expenses associated with the Proposal. Any Proposal for which sufficient favorable votes have been received may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal.

Shareholder Proposals at Future Meetings. The Target Funds are not required to hold an annual meeting of shareholders in any year in which the election of members of the Target Trust Board is not required to be acted upon under the 1940 Act. Shareholder proposals to be presented at any future meeting of shareholders of a Target Fund must be received by the Target Fund in writing a reasonable amount of time before the Fund solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting.

Share Ownership by Large Shareholders, Management and Trustees

A list of the name, address, and percent ownership of each person who, as of the Record Date, to the knowledge of each Target Fund, owned 5% or more of the outstanding shares of the Target Fund can be found at Exhibit B.

As of the Record Date, no officer or Trustee of the Trust owned of record or beneficially any of the Fund’s outstanding shares.

Where to Find Additional Information

The Target Trust and Acquiring Trust are subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and, in accordance therewith, file reports and other information, including proxy materials and trust documents, with the SEC. Reports, proxy statements, registration statements and other information may be inspected without charge and copied at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, DC 20549 at prescribed rates, as well as online at http://www.sec.gov, which contains reports, proxy and information statements and other information filed with the SEC. In addition, the Target Managed Futures Strategy ETF and the Target Hedge Strategy ETF shares are listed on NYSE Arca. The Acquiring Managed Futures Strategy ETF and the Acquiring Hedge Strategy ETF shares will also be listed on NYSE Arca. Reports, proxy statements and other information that may be filed with NYSE Arca also may be inspected at the offices of the exchanges.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 15, 2021

Copies of this Proxy Statement/Prospectus and the form of proxy are available to you on the internet at https://vote.proxyonline.com/imglobal/docs/specialmeeting.pdf. Copies of the proxy materials are also available upon request by calling 1-866-356-6140.

OTHER MATTERS

Capitalization

The following tables show the capitalization of each Target Fund as of July 12, 2021, its corresponding Acquiring Fund as of July 12, 2021, and its corresponding Acquiring Fund on a pro forma combined basis (unaudited) as of July 12, 2021, giving effect to the proposed Reorganization. The following are examples of the number of shares of each Acquiring Fund that would be exchanged for the shares of its corresponding Target Fund if the Reorganization was consummated on July 12, 2021, and does not reflect the number of shares or value of shares that would actually be received if the Reorganizations occurred on the Closing Date. Each Acquiring Fund is a shell fund that will commence operations on the Closing Date. Each Target Fund will be the accounting survivor for financial statement purposes. The capitalizations of the Target Funds and their share classes are likely to be different on the Closing Date as a result of daily share purchase, redemption, and market activity.

Target Corporate Bond Fund – Acquiring Corporate Bond Fund Reorganization

	Target Corporate Bond Fund	Acquiring Corporate Bond Fund	Pro Forma Adjustments	(Pro Forma Combined)
Institutional Shares Net Assets	$88,410,967	$—	$—	$88,410,967
Institutional Shares Outstanding	8,137,354	—	—	8,137,354
Institutional Shares Net Asset Value Per Share	$10.86	$—	$—	$10.86

Advisor Shares Net Assets	$5,648,899	$—	$—	$5,648,899
Advisor Shares Outstanding	520,914	—	—	520,914
Advisor Shares Net Asset Value Per Share	$10.84	$—	$—	$10.84

Target Managed Futures Strategy ETF – Acquiring Managed Futures Strategy ETF Reorganization

	Target Managed Futures Strategy ETF	Acquiring Managed Futures Strategy ETF	Pro Forma Adjustments	(Pro Forma Combined)
Shares Net Assets	$55,592,967	$—	$—	$55,592,967
Shares Outstanding	1,950,000	—	—	1,950,000
Shares Net Asset Value Per Share	$28.51	$—	$—	$28.51

Target Hedge Strategy ETF – Acquiring Hedge Strategy ETF Reorganization

	Target Hedge Strategy ETF	Acquiring Hedge Strategy ETF	Pro Forma Adjustments	(Pro Forma Combined)
Shares Net Assets	$21,983,615	$—	$—	$21,983,615
Shares Outstanding	675,000	—	—	675,000
Shares Net Asset Value Per Share	$32.57	$—	$—	$32.57

Financial Highlights

As each Acquiring Fund is recently organized, there are no financial highlights to report. The financial highlights of each Target Fund for the fiscal periods since each Fund’s inception are included in the iM Dolan McEniry Corporate Bond Fund Prospectus and the iM DBi ETF Prospectus, each dated April 30, 2021, which are incorporated herein by reference into this Proxy Statement/Prospectus. The financial highlights of each Target Fund may also be found in the Target Funds’ Annual Reports, each dated December 31, 2020, which are available without charge by calling 1-888-898-1041.

The Acquiring Funds will adopt the financial statements of the Target Funds, the accounting survivors of the Reorganizations.

EXHIBIT A

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS

Acquiring Corporate Bond Fund

PURCHASING, SELLING AND EXCHANGING ACQUIRING FUND SHARES

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange shares of the Acquiring Funds.

For information regarding the federal income tax consequences of transactions in shares of the Acquiring Funds, including information about cost basis reporting, see “Taxes.”

DESCRIPTION OF CLASSES

The Acquiring Trust has adopted a multiple class plan. The Acquiring Corporate Bond Fund offers two classes of shares – Institutional Class shares and Investor Class shares. The two different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below:

•	Institutional Class shares are not charged a Rule 12b-1 distribution and servicing fee, and are sold with no sales load.
•	Investor Class shares are charged a 0.25% Rule 12b-1 distribution and servicing fee, and are sold with no sales load.

The Acquiring Managed Futures Strategy ETF and the Acquiring Hedge Strategy ETF are both exchange-traded funds and each offer one class of Shares.

HOW TO BUY SHARES

Step 1

The first step is to determine the type of account you wish to open. The following types of accounts are available to investors:

Individual or Joint Accounts

For your general investment needs:

Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).

Retirement Accounts

Retirement accounts allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts (such as individual retirement accounts (“IRAs”), rollover IRAs, Simplified Employee Pension (SEP) plans and Roth IRAs) require specific applications and typically have lower minimums.

Other retirement plans, such as Keogh or corporate profit-sharing plans, 403(b) plans and 401(k) plans, may invest in the Funds. All of these accounts need to be established by the plan’s trustee. The Funds do not offer versions of these plans.

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need an IRA Application and Adoption Agreement. Retirement investing also involves separate investment procedures.

Gifts or Transfers to Minors (UGMA and UTMA)

To invest for a child’s education or other future needs:

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to a statutorily-defined amount per year per child without paying a federal gift tax. Such amount is subject to change each year. For 2018, the amount is $15,000. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (“UGMA”) or the Uniform Transfers to Minors Act (“UTMA”).

Trust

For money being invested by a trust:

The trust must be established before an account can be opened. The Acquiring Corporate Bond Fund may require additional documentation regarding the formation of the trust prior to establishing an account.

Business or Organization

For investment needs of corporations, associations, partnerships or other groups:

The Acquiring Corporate Bond Fund does not require a special application. However, the Acquiring Corporate Bond Fund may require additional information prior to establishing an account.

Step 2

How to Choose a Share Class

Before you buy shares in the Acquiring Corporate Bond Fund, you need to decide which class of shares best suits your needs. The Acquiring Corporate Bond Fund offers two classes of shares – Institutional Class shares and Investor Class shares. Each class is essentially identical in legal rights and invests in the same portfolio of securities. The difference in the fee structures between the classes for the Acquiring Corporate Bond Fund is primarily the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in the amounts charged by Litman Gregory for investment advisory services. Accordingly, the investment advisory expenses do not vary by class for the Acquiring Corporate Bond Fund.

Conversion Feature

Subject to Litman Gregory’s approval and based on current Internal Revenue Service (“IRS”) guidance, if investors currently holding Investor Class shares meet the criteria for eligible investors and would like to convert to Institutional Class shares, there should be no tax consequences to the converting investor and investors are not subject to the redemption/exchange fees. To inquire about converting your Investor Class shares to Institutional Class shares, please call 1-800-960-0188.

Investor Class Shares

Investor Class shares may be appropriate if you intend to retain the services of a financial adviser, mutual fund supermarket, retirement plan or other financial intermediary. Investor Class shares cannot be purchased directly from the Acquiring Corporate Bond Fund offering such class. Investor Class shares have adopted a Distribution and Shareholder Servicing Plan (the “Distribution Plan”), pursuant to which each Investor Class may pay up to 0.25% of its average annual net assets to financial planners, mutual fund supermarkets, or any other persons that render assistance in distributing or promoting the sale of shares or that provide certain shareholder services.

Institutional Class Shares

Institutional Class shares may be appropriate if you intend to make your own investment decisions and will invest directly with the Acquiring Corporate Bond Fund. The Distribution Plan does not apply to the Institutional Class shares, and as a result, the Institutional Class of the Acquiring Corporate Bond Fund has a lower expense ratio than the Investor Class of the Acquiring Corporate Bond Fund, which will result in higher investment returns for the Institutional Class over time.

Step 3

The third step involves determining the amount of your investment. The Acquiring Corporate Bond Fund has established the following minimum investment levels for your initial investment, additional investments and ongoing account balances for Institutional Class shares and Investor Class shares:

Acquiring Corporate Bond Fund

Type of Account	Minimum Initial Investment	Minimum Additional Investment	Minimum Account Balance
Regular
- Institutional Class	$10,000	$250	$2,500
- Investor Class	$ 1,000	$100	$ 250
Retirement Account
- Institutional Class	$ 1,000	$100	$ 250
- Investor Class	$ 500	$100	$ 250
Automatic Investment Account
- Institutional Class	$ 2,500	$250	$2,500
- Investor Class	$ 2,500	$250	$2,500

Litman Gregory may waive the minimum investment from time to time in its discretion.

Step 4

The fourth step involves completing your application to open your account. All shareholders must complete and sign an application in order to establish their account. The type of application depends on the type of account you chose to open. Regular investment accounts, including individual, joint tenant, UGMA, UTMA, business, or trust accounts, must complete the Acquiring Corporate Bond Fund’s standard account application. Shareholders who wish to establish retirement accounts must complete the IRA application and adoption agreement. Shareholders who wish to transfer retirement holdings from another custodian must also complete the IRA Transfer of Assets Form. Be sure to complete the section of the account application indicating the amount you are investing in the Acquiring Corporate Bond Fund.

Step 5

The final step in opening your account is to mail the completed account application, along with your check payable to iM Global Funds. The Acquiring Corporate Bond Fund does not accept third-party checks, money orders, cashiers checks, starter checks, official bank checks, credit cards, cash or checks or wires from foreign financial institutions. If you send any of these instruments, your purchase order will be rejected, and your investment in the Acquiring Corporate Bond Fund will be delayed.

The mailing addresses for the Acquiring Corporate Bond Fund are:

For Regular Delivery:

Litman Gregory Funds Trust

c/o DST Asset Manager Solutions, Inc.

P.O. Box 219922

Kansas City, MO 64121-9922

For Overnight Delivery:

Litman Gregory Funds Trust
c/o DST Asset Manager Solutions, Inc.

330 West Ninth Street

Kansas City, MO 64105

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Acquiring Corporate Bond Fund’s Anti-Money Laundering Compliance Program. Until such verification is made, the Acquiring Corporate Bond Fund may temporarily limit share purchases. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. If you are opening an account in the name of a legal entity (e.g., a partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Your information will be handled by us as discussed in our privacy notice. Please contact the Transfer Agent at 1-800-960-0188 if you need additional assistance when completing your application.

If you wish to open or add to your account by wire, please call 1-800-960-0188 for instructions.

After your account is open, you may increase the amount of your investment by:

•

Mailing a check to the above addresses along with a letter or the form at the bottom of your account statement. Be sure to put your account number on your check and in your letter, and please refer to Step 4 above for a list of instruments that will not be accepted for investment.

•	Wiring money from your bank. Call 1-800-960-0188 for instructions.

•	Making automatic investments if you signed up for the Automatic Investment Plan when you opened your account.

HOW TO SELL SHARES

You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV per share (share price) calculated after your order is received.

To sell shares in a non-retirement account, you may use any of the methods described in this section. To sell shares in a retirement account, your request must be made in writing.

Certain requests must include a medallion guarantee. This is designed to protect you and the Acquiring Corporate Bond Fund from fraud. Your request must be made in writing and include a medallion guarantee if any of the following situations apply:

•	You wish to redeem more than $25,000 worth of shares.

•	Your account registration information has changed within the past 30 days.

•	The redemption check is being mailed to a different address from the one on your account (address of record).

•	The check is being made payable to someone other than the account owner.

Please note that there may be other special cases in which a Medallion Guarantee may be required. Each signature must be guaranteed by an eligible signature guarantor, which must participate in the Securities Transfer Agents Medallion Program (STAMP), the leading signature guarantee program recognized by all major financial service associations throughout the United States and Canada. You should be able to obtain a medallion guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public cannot provide a medallion guarantee.

Selling Shares by Letter

Write and sign a “letter of instruction” with:

Your Name

Your Fund’s account number

The dollar amount or number of shares to be redeemed

Please note the following special requirements for redeeming shares for different types of accounts:

•

Individual, Joint Tenant, Sole Proprietorship, UGMA or UTMA Accounts: The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

•	Retirement Account: The account owner should complete a Retirement Distribution Form. Call 1-800-960-0188 to request one.

•

Trust Account: The trustee must sign the letter indicating capacity as trustee. If a trustee’s name is not in the account registration, provide a copy of the trust document certified within the past 60 days.

•

Business or Organization: At least one person authorized by corporate resolutions to act on the account must sign the letter. Include a corporate resolution (certified within the past 6 months) with corporate seal or medallion guarantee.

•	Executor, Administrator, Conservator or Guardian: Call 1-800-960-0188 for instructions.

Unless otherwise instructed, the Acquiring Corporate Bond Fund will send a check to the address of record.

Mail your letter to:

For Regular Delivery:

Litman Gregory Funds Trust

c/o DST Asset Manager Solutions, Inc.

P.O. Box 219922

Kansas City, MO 64121-9922

For Overnight Delivery:

Litman Gregory Funds Trust

c/o DST Asset Manager Solutions, Inc.

330 West Ninth Street

Kansas City, MO 64105

Selling Shares by Telephone

You must select this option on your account application if you wish to use telephone redemption; it is not automatically available. If you selected the telephone redemption option on your account application, you can sell shares simply by calling 1-800-960-0188. If you wish to add this feature to your account, you must do so in writing at least 30 days in advance of any telephonic redemption. The amount you wish to redeem (up to $25,000) will be sent by check to the address of record. This option is not available for retirement accounts.

Selling Shares by Wire

You must sign up for the wire feature before using it. To verify that it is in place, please call 1-800-960-0188. Wire redemptions may be processed for amounts between $5,000 and $25,000. Your wire redemption request must be received by the Acquiring Corporate Bond Fund before 4:00 p.m., Eastern Time for money to be wired the next business day. This option is not available for retirement accounts.

SHAREHOLDER AND ACCOUNT POLICIES

Statements, Reports, and Inquiries

Statements and reports that the Acquiring Corporate Bond Fund sends you include the following:

•	Confirmation statements (after every transaction that affects your account balance or your account registration)

•	Financial reports (every six months)

•	Account statements (every six months)

DST Asset Manager Solutions, Inc. (formerly, Boston Financial Data Services), the Acquiring Corporate Bond Fund’s transfer agent, is located at 330 West Ninth Street, Kansas City, Missouri, 64105. You may call the Transfer Agent at 1-800-960-0188 if you have questions about your account.

ALPS Distributors, Inc., the Acquiring Corporate Bond Fund’s principal underwriter, is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Exchange Privilege

Exchanges of shares between classes are permitted only as follows: (i) a class of shares of a Fund may be exchanged for the same class of shares of another Fund; and (ii) the Investor Class shares of a Fund may be exchanged for the Institutional Class shares of the same Fund, if the investor is eligible to invest in the Institutional Class shares of that Fund. Shareholders may exchange shares by mailing or delivering written instructions to the Transfer Agent. Such exchange will be treated as a sale of shares and may result in taxable gains. Please specify the names and class of the applicable Fund(s), the number of shares or dollar amount to be exchanged, and your name and account number. You may not utilize an exchange to establish an account into a closed fund.

Exchanging Shares by Telephone

You must select this option on your account application if you wish to use telephone exchange; it is not automatically available. If you selected the telephone exchange option on your account application, you may also exchange shares (maximum $25,000 worth) by calling the Transfer Agent at 1-800-960-0188 between 9:00 a.m. and 4:00 p.m. Eastern Time on a day that the NYSE is open for normal trading. A Fund will suspend, without notice, the exchange privilege on any accounts it reasonably believes are being used by “market timers.”

Automatic Investment/Withdrawal Plans

One easy way to pursue your financial goals is to invest money regularly. The Acquiring Corporate Bond Fund offers a convenient service that lets you transfer money into your Fund account automatically. Although Automatic Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals. The investment will automatically be processed through the Automated Clearing House (ACH) system. Shares will be issued at the NAV per share after the Acquiring Corporate Bond Fund accepts your order, which will typically be the day after you provide proper instructions to the Transfer Agent (assuming you do so prior to the close of the NYSE).

A systematic withdrawal plan permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts with a value of $5,000 or more. Payments may be sent electronically to your bank of record or to you in check form. Certain restrictions apply for retirement accounts. Call 1-800-960-0188 for more information.

Share Price

The Acquiring Corporate Bond Fund is open for business each day the NYSE is open. The Acquiring Corporate Bond Fund calculates its NAV per share as of the close of business of the NYSE, normally 4:00 p.m., Eastern Time.

The Acquiring Corporate Bond Fund’s NAV per share is the value of a single share. The NAV per share is computed by adding the value of the Acquiring Corporate Bond Fund’s investments, cash and other assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. The NAV per share is also the redemption price (price to sell one share).

The Acquiring Corporate Bond Fund’s assets are valued primarily on the basis of market quotations. Securities and other assets for which reliable market quotations are not readily available will be valued at their fair value as determined under the guidelines established by, and under the general supervision and responsibility of, the Board. Fair value pricing is intended to be used as necessary in order to accurately value the Acquiring Corporate Bond Fund’s portfolio securities and their respective NAVs. The SAI further describes the Acquiring Corporate Bond Fund’s valuation procedures. Since securities that are primarily listed on foreign exchanges may trade on weekends or other days when the Acquiring Corporate Bond Fund does not price its shares, the value of the Fund’s securities (and thereby its NAV) may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

General Purchase Information

•	All of your purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

•

The Acquiring Corporate Bond Fund does not accept cash, money orders, cashiers checks, starter checks, official bank checks, credit cards or third-party checks. If you send any of these instruments, your purchase order will be rejected, and your investment in the Fund will be delayed.

•	If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees the Acquiring Corporate Bond Fund or the Transfer Agent incur.

•	Your ability to make automatic investments may be immediately terminated if any item is unpaid by your financial institution.

•

Each Fund reserves the right to reject any purchase order. For example, a purchase order may be refused if, in Litman Gregory’s opinion, it is so large that it would disrupt management of the Funds. Orders will also be rejected from persons believed by the Fund to be “market timers.”

12b-1 Plan

The Trust has adopted the “Distribution Plan” under the Investment Company Act of 1940, as amended, on behalf of the Acquiring Corporate Bond Fund. Under the Distribution Plan, the Acquiring Corporate Bond Fund is authorized to pay the Fund’s distributor a fee for the sale and distribution of the Investor Class shares of the Acquiring Corporate Bond Fund and for related services the Fund’s distributor provides to shareholders of the Investor Class shares. The maximum amount of the fee authorized under the Distribution Plan is 0.25% of average daily net assets attributable to Investor Class shares for the Acquiring Corporate Bond Fund. Because this fee is paid out of the assets of the Investor Class of the Acquiring Corporate Bond Fund on an on-going basis, over time these fees will increase the cost of your investment in the Acquiring Corporate Bond Fund shares and may cost you more than paying other types of sales charges. Institutional Class shares are not subject to the Distribution Plan.

Buying and Selling Shares through Financial Intermediaries

You may buy and sell shares of the Acquiring Corporate Bond Fund through certain financial intermediaries (and their agents) that have made arrangements with the Acquiring Corporate Bond Fund to sell its shares. When you place your order with such a financial intermediary or its authorized agent, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next price calculated by the Acquiring Corporate Bond Fund. The financial intermediary (or agent) may hold your shares in an omnibus account in the financial intermediary’s (or agent’s) name, and the financial intermediary (or agent) maintains your individual ownership records. The Acquiring Corporate Bond Fund may pay the financial intermediary (or agent) a fee for performing this account maintenance service. The financial intermediary (or agent) may charge you a fee for handling your order, which may be in addition to the fees described in this Proxy Statement/Prospectus. The financial intermediary (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Acquiring Corporate Bond Fund’s Prospectus.

Redemptions

•

After the Trust has received your redemption request and all proper documents, payment for shares tendered will generally be made within (i) one to three business days for redemptions made by wire, and (ii) three to five business days for ACH redemptions. Normally, redemption payments by check will be mailed to you on the next business day, but your actual receipt of the check will be subject to postal delivery schedules and timing. If making immediate payment could adversely affect the Acquiring Corporate Bond Fund, it may take up to seven days to pay you. The Acquiring Corporate Bond Fund may also delay payment if there have been changes in your mailing address or account registration within 30 days of the date of the redemption.

•

The Acquiring Corporate Bond Fund typically expects to meet redemptions with positive cash flows. When that cash is not available, the Acquiring Corporate Bond Fund will seek to maintain its portfolio weightings by selling a cross-section of the Fund’s holdings to meet redemptions.

•

During conditions that make the payment of cash unwise and/or in order to protect the interests of the Acquiring Corporate Bond Fund remaining shareholders, you could receive your redemption proceeds in the form of readily marketable securities. Receiving securities instead of cash is called “redemption in kind.” The Acquiring Corporate Bond Fund may redeem shares in kind during both normal and stressed market conditions, including when the amount you are redeeming from the Fund exceeds 1% of the Fund’s net assets or $250,000 during any 90-day period. Generally, in-kind redemptions will be effected through a pro rata distribution of the Fund’s portfolio securities. You may incur brokerage and other costs in converting to cash any securities distributed. It may take up to several weeks for the initial portion of the in-kind securities to be delivered to you, and substantially longer periods for the remainder of the in-kind securities to be delivered to you, in payment of your redemption in kind.

•

Under certain circumstances, including stressed market conditions, a Fund may also borrow money (subject to certain regulatory conditions) through a bank line of credit, including from a joint credit facility, in order to meet redemption requests.

•	Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the SEC.

Policy Regarding Excessive Trading and Market Timing

The Board has adopted policies and procedures with respect to frequent purchases and redemptions of the Acquiring Corporate Bond Fund shares by Fund shareholders. These policies are summarized below.

Purchases and exchanges of shares of the Acquiring Corporate Bond Fund should be made for long-term investment purposes only. The Acquiring Corporate Bond Fund, as a matter of policy, actively discourage market timing and excessive short-term trading and may block accounts or take other action to prevent this type of activity.

Investors seeking to engage in excessive trading or market timing practices may deploy a variety of strategies to avoid detection and, despite the efforts of the Acquiring Corporate Bond Fund to prevent such trading, there is no guarantee that the Acquiring Corporate Bond Fund or its agents will be able to identify such investors or curtail their practices. The ability of the Acquiring Corporate Bond Fund and its agents to detect and curtail excessive trading or short-term trading practices may also be limited by operational systems and technological limitations. In addition, the Acquiring Corporate Bond Fund receives purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these intermediaries or by the use of omnibus account arrangements. Omnibus accounts are common forms of holding Fund shares. Entities utilizing omnibus account arrangements may not identify customers’ trading activity in shares of the Acquiring Corporate Bond Fund on an individual basis (although in order for financial intermediaries to purchase Fund shares in nominee name on behalf of other persons, the Acquiring Corporate Bond Fund are required to enter into shareholder information agreements with the financial intermediaries, which may result in the disclosure of certain identifying information about shareholders to the Fund). Consequently, the Acquiring Corporate Bond Fund may not be able to detect frequent or excessive trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through a broker, dealer or other financial intermediary acting in an omnibus capacity. Also, there may be multiple tiers of these entities, each utilizing an omnibus account arrangement, which may further compound the difficulty to the Acquiring Corporate Bond Fund of detecting excessive or short duration trading activity in Fund shares. In seeking to prevent disruptive trading practices in the Fund, the Acquiring Corporate Bond Fund and its agents consider the information actually available to them at the time.

The Acquiring Corporate Bond Fund reserves the right in its discretion to reject any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity in Fund shares Litman Gregory believes could be harmful to a Fund). The Funds may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

Frequent purchases and redemptions of the Acquiring Corporate Bond Fund’s shares may present certain risks for the Fund and its shareholders. These risks may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolios and increased brokerage and administrative costs. The Acquiring Corporate Bond Fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders. The Acquiring Corporate Bond Fund may invest in non-U.S. securities; accordingly, there is an additional risk of undetected frequent trading in Fund shares by investors who attempt to engage in time zone arbitrage. There can be no assurance that the Acquiring Corporate Bond Fund or Litman Gregory will identify all frequent purchase and sale activity affecting the Acquiring Corporate Bond Fund.

The Acquiring Corporate Bond Fund May Close Small Accounts. Due to the relatively high cost of maintaining smaller accounts, the shares in your account (unless it is a retirement plan or custodial account) may be redeemed by the Acquiring Corporate Bond Fund if, due to redemptions you have made, the total value of your account is reduced to less than $2,500 (unless you invest in Investor Class shares only, in which case less than $250). If the Fund decides to make such an involuntary redemption, you will first be notified that the value of your account is less than $2,500 (or $250, as applicable), and you will be allowed 30 days to make an additional investment to bring the value of your account to at least $2,500 (or $250, as applicable) before the Fund takes any action.

Unclaimed Property. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.

DIVIDENDS, CAPITAL GAINS AND TAXES

The Acquiring Corporate Bond Fund generally distribute substantially all of its net income and capital gains, if any, to shareholders each year. Normally, dividends and capital gains are distributed annually in December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-960-0188 for instructions. The Acquiring Corporate Bond Fund offers three options:

•

Reinvestment Option. Your dividend and capital gains distributions will be reinvested automatically in additional shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

•	Income-Earned Option. Your capital gains distributions will be reinvested automatically, but you will be sent a check for each dividend distribution.

•

Cash Option. You will be sent a check for your dividend and capital gains distributions ($10 minimum check amount). The Fund will automatically reinvest all distributions under $10 in additional shares of the Fund, even if you have elected the cash option. If the U.S. Postal Service cannot deliver your check or if your check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

For retirement accounts, all distributions are automatically reinvested. When you are over 59 1/2 years old, you can receive distributions in cash.

When the Fund deducts a distribution from its NAV, the reinvestment price is the Fund’s NAV per share at the close of business that day. Cash distribution checks will be mailed within seven days.

Understanding Distributions

As a Fund shareholder, you are entitled to your share of the Fund’s net income and gains on its investments. The Acquiring Corporate Bond Fund passes its earnings along to investors as distributions. The Fund earns dividends from stocks and interest from short-term investments. These are passed along as dividend distributions. The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gains distributions.

Taxes

As with any investment, you should consider how your investment in the Acquiring Corporate Bond Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.

Taxes on Distributions. Distributions are subject to federal income tax and may also be subject to state and local taxes. If you live outside of the United States, your distributions could also be taxed by the country in which you reside, as well as potentially subject to U.S. withholding taxes. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. Distributions declared in December and paid in January, however, are taxable as if they were paid on December 31.

For federal income tax purposes, the Fund’s income and short-term capital gains distributions are taxed as regular or “qualified” dividends; long-term capital gains distributions are taxed as long-term capital gains. Every January, the Fund will send you and the IRS a statement showing the taxable distributions.

Taxes on Transactions. Your redemptions, including transfers between Funds, are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them. Whenever you sell shares of the Fund, the Fund will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. It is up to you or your tax preparer, however, to determine whether the sales resulted in a capital gain and, if so, the amount of the tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

“Buying a Dividend.” If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.

There are tax requirements that all funds must follow in order to avoid federal income taxation. In their efforts to adhere to these requirements, the Fund may have to limit their investment activity in some types of instruments.

When you sign your account application, you will be asked to certify that your Social Security or Taxpayer Identification number is correct and that you are not subject to 28% withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the Fund to withhold 28% of your taxable distributions and redemptions.

Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Acquiring Funds.

Acquiring Managed Futures Strategy ETF and Acquiring Hedge Strategy ETF

HOW TO BUY AND SELL SHARES

The Acquiring Managed Futures Strategy ETF and Acquiring Hedge Strategy ETF issue and redeem Shares at NAV only in Creation Units. Only Authorized Participants (“APs”) may acquire Shares directly from the Funds, and only APs may tender their Shares for redemption directly to the Funds, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Most investors buy and sell individual Shares in secondary market transactions through brokers. Shares are listed for trading on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.

Book-Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” through your brokerage account.

Share Trading Prices on the Exchange

Trading prices of Shares on the Exchange may differ from a Fund’s daily NAV. Market forces of supply and demand, economic conditions, and other factors may affect the trading prices of Shares. To provide additional information regarding the indicative value of Shares, the Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated “intraday indicative value” (“IIV”) for Shares as calculated by an information provider or market data vendor. The Funds are not involved in or responsible for any aspect of the calculation or dissemination of the IIVs and make no representation or warranty as to the accuracy of the IIVs. If the calculation of the IIV is based on the basket of Deposit Securities and/or a designated amount of U.S. cash, such IIV may not represent the best possible valuation of a Fund’s portfolio because the basket of Deposit Securities does not necessarily reflect the precise composition of a Fund’s current portfolio at a particular point in time and does not include a reduction for the fees, operating expenses, or transaction costs incurred by such Fund. The IIV should not be viewed as a “real-time” update of each Fund’s NAV because the IIV may not be calculated in the same manner as the NAV, which is computed only once a day, typically at the end of the business day. The IIV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the Deposit Securities.

Frequent Purchases and Redemptions of Shares

Each Fund imposes no restrictions on the frequency of purchases and redemptions of Shares. In determining not to adopt a policy restricting frequent trading in the Funds, the Board evaluated the risks of market timing activities by each Fund’s shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Funds, are an essential part of the ETF process and help keep Share trading prices in line with NAV. As such, the Funds accommodate frequent purchases and redemptions by APs. However, frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, the Funds employ fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by each Fund in effecting trades. In addition, the Funds and the Adviser reserve the right to reject any purchase order at any time.

Determination of NAV

Each Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The NAV is calculated by dividing each Fund’s net assets by its Shares outstanding.

In calculating its NAV, each Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security held by a Fund or is determined to be unreliable, the security will be valued at fair value estimates under guidelines established by the Board (as described below).

Applicable federal tax requirements generally limit the degree to which the iM DBi Managed Futures Strategy ETF may invest in the Subsidiary to an amount not exceeding 25% of its total assets. The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures employed by the iM DBi Managed Futures Strategy ETF. The Subsidiary offers to redeem all or a portion of its shares at the current NAV per share every day the iM DBi Managed Futures Strategy ETF is open for business. The value of shares of the Subsidiary will fluctuate with the value of the Subsidiary’s portfolio investments.

Fair Value Pricing

The Board has adopted procedures and methodologies to fair value each Fund’s securities whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) a security has been de-listed or has had its trading halted or suspended; (ii) a security’s primary pricing source is unable or unwilling to provide a price; (iii) a security’s primary trading market is closed during regular market hours; or (iv) a security’s value is materially affected by events occurring after the close of the security’s primary trading market. Generally, when fair valuing a security, each Fund will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and/or specific market conditions and the specific facts giving rise to the need to fair value the security. Fair value determinations are made in good faith and in accordance with the fair value methodologies included in the Board-adopted valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the Adviser will be able to obtain the fair value assigned to the security upon the sale of such security.

Delivery of Shareholder Documents – Householding

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

Each Fund intends to pay out dividends and interest income, if any, quarterly and distribute net realized capital gains, if any, to its shareholders at least annually. Each Fund will declare and pay income and capital gain distributions in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Taxes

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Funds. Your investment in a Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws.

The tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There were only minor changes with respect to the specific rules only applicable to a RIC, such as the Funds. The Tax Act, however, made numerous other changes to the tax rules that may affect shareholders and the Funds. Subsequent legislation has modified certain changes to the U.S. federal income tax rules made by the Tax Act which may, in addition, affect shareholders and the Funds. You are urged to consult with your own tax advisor regarding how this legislation affects your investment in the Funds.

Each Fund intends to qualify each year for treatment as a RIC under the Code. As long as each Fund qualifies for treatment as a RIC and meets certain minimum distribution requirements, then it generally is not subject to federal income tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation as a regular corporation and, consequently, a reduction in income available for distribution to shareholders.

Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA or 401(k) plan, you need to be aware of the possible tax consequences when a Fund makes distributions, when you sell your Shares listed on the Exchange, and when you purchase or redeem Creation Units (institutional investors only).

Taxes on Distributions. Taxes on distributions of capital gains (if any) are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses. Distributions of a Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by such Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

Distributions reported by a Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund received in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from a Fund.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) the taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). Each Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Shares is includable in such shareholder’s investment income for purposes of this NII tax.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).

You may wish to avoid investing in a Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by a Fund will generally be subject to a U.S. withholding tax at the rate of 30% unless a lower treaty rate applies. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

The Funds (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally are required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

Taxes When Shares are Sold on the Exchange. Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. The ability to deduct capital losses may be limited.

Taxes on Purchases and Redemptions of Creation Units. An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The IRS may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market their holdings), or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year and as a short-term capital gain or loss if such Shares have been held for one year or less.

Each Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. A Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause a Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, a Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

Tax Risks of Investment in Subsidiary (Acquiring Managed Futures Strategy ETF only). The investment of up to 25% of a fund’s assets in a CFC, such as the Subsidiary, is a structure that has been used by a number of RICs as a way of indirectly making commodities-related investments that would not generate qualifying income if they were made directly by a RIC (as a further precaution, the iM DBi Managed Futures Strategy ETF intends to invest only up to 20% of its assets in the Subsidiary). Code Section 851(b) generally provides that income earned by a CFC, such as the Subsidiary, will be treated as qualifying income for a RIC provided that the CFC actually distributes those earnings out to the RIC each year. As noted above, during the time period from 2006 through 2011, the IRS issued a number of private letter rulings to other funds (which the iM DBi Managed Futures Strategy ETF cannot rely upon or cite as precedent) in which the IRS ruled that income derived from a fund’s investment in a CFC such as the Subsidiary would generally constitute qualifying income for the fund, even if the CFC itself engaged in transactions that would not generate qualifying income if they were engaged in by the fund itself and even if the earnings of the CFC were not distributed to the fund each year. In 2011, however, the IRS suspended the issuance of such private letter rulings pending further review of the subject. In September 2016, the IRS issued Proposed Treasury Regulations which would treat income derived by the Fund from the Subsidiary as qualifying income only to the extent that such income is currently distributed to the Fund. However, in 2019, the IRS issued final Treasury Regulations which treat income derived by the Fund from the Subsidiary as qualifying income regardless of whether such amounts are distributed.

Taxation of the Subsidiary (Acquiring Managed Futures Strategy ETF only). There is, at present, no direct taxation in the Cayman Islands and interest, dividends and gains payable to the Subsidiary will be received free of all Cayman Islands taxes. The Subsidiary is registered as an “exempted company” pursuant to the Companies Law (as amended). The Subsidiary has received an undertaking from the Governor in Cabinet of the Cayman Islands to the effect that, for a period of twenty years from the date of the undertaking, no law that thereafter is enacted in the Cayman Islands imposing any tax or duty to be levied on profits, income or on gains or appreciation, or any tax in the nature of estate duty or inheritance tax, will apply to any property comprised in or any income arising under the Subsidiary, or to the shareholders thereof, in respect of any such property or income.

Taxation of Foreign Shareholders. If you are a nonresident alien individual or a foreign corporation for U.S. federal income tax purposes, please see the Funds’ SAI for information on how you will be taxed as a result of holding Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. You also may be subject to state and local tax on a Fund’s distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.

DISTRIBUTION

The Distributor distributes Creation Units for each Fund on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202.

The Board has adopted a Distribution and Service Plan (the “Rule 12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to pay distribution fees for the sale and distribution of its Shares.

No fees are currently paid by the Funds pursuant to the Rule 12b-1 Plan, and such fees are not expected to be imposed. However, in the event fees are charged pursuant to the Rule 12b-1 Plan in the future, because the fees are ongoing, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

The Adviser, out of its own resources and legitimate profits and without additional cost to the Funds or their shareholders, may provide cash payments to certain intermediaries, sometimes referred to as revenue sharing. These payments are in addition to or in lieu of any amounts payable to financial intermediaries under the Rule 12b-1 Plan. The Adviser may make revenue sharing payments to intermediaries for shareholder services or distribution-related services, such as: marketing support services; access to third party platforms; access to sales meetings, sales representatives and management representatives of the intermediary; and inclusion of the Funds on a sales list, including a preferred or select sales list, and in other sales programs. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the Shares sold. From time to time, and in accordance with applicable rules and regulations, the Adviser may also provide non-cash compensation to representatives of various intermediaries who sell Shares or provide services to a Fund’s shareholders.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often Shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV per Share is available, free of charge, on the Funds’ website at https://www.imgp.com/.

EXHIBIT B

OWNERSHIP OF THE TARGET FUNDS

Significant Holders

The following table shows, as of the Record Date, the accounts of each Target Fund that own of record 5% or more of the Target Fund. Unless otherwise indicated, the Target Trust has no knowledge of beneficial ownership.

iM Dolan McEniry Corporate Bond Fund
Name and Address	Class of Shares	% of Class
National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281	Institutional	36.78%
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	Institutional	17.85%
TD Ameritrade Inc. For The Benefit Of Our Clients P.O. Box 2226 Omaha NE 07399	Institutional	10.18%
UBS Financial Services Attn: Department Manager 1000 Harbor Boulevard, 5th Floor Weehawk, NJ 07086	Institutional	9.38%
The Roger S McEniry Trust U/A 03/15/1993 120 N. La Salle Street, STE 1510 Chicago, IL 60602	Institutional	5.68%
Pershing LLC 1 Pershing Plaza, 4th Floor Jersey City, NJ 07399	Institutional	5.20%
SEI Private Trust Company Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456	Institutional	5.19%
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	Advisor	96.83%

iM DBi Managed Futures Strategy ETF
Name and Address	% of Class
Northern Trust Asset Management 801 South Canal Street C-5S Chicago, IL 60607	37.29%
Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	34.96%
RBC Capital Markets, LLC 3 World Financial Center 200 Vesey Street, 9th Floor New York, NY 10281	6.98%

B-1

iM DBi Hedge Strategy ETF
Name and Address	% of Class
Northern Trust Asset Management 801 South Canal Street C-5S Chicago, IL 60607	64.01%
Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	14.52%
National Financial Services, LLC 200 Liberty Street New York, NY 10281	5.26%

B-2

EXHIBIT C

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”), dated as of September [•], 2021, is entered into by and among the Target Fund Trust (as defined in paragraph 1), on behalf of each Target Fund (as defined in paragraph 1), each a series of the Target Fund Trust; the Acquiring Fund Trust (as defined in paragraph 1), on behalf of each Acquiring Fund (as defined in paragraph 1), each a series of the Acquiring Fund Trust; and, for purposes of paragraphs 7.3 and 11.2 of this Agreement only, iM Global Partner US LLC, a Delaware limited liability company (“iM Global”).

Each reorganization (“Reorganization”) contemplated by this Agreement consists of (i) the transfer of all assets of the Target Fund in exchange solely for (a) the Acquisition Shares (as defined in paragraph 1) of the corresponding Acquiring Fund and (b) the Acquiring Fund’s assumption of all liabilities of the Target Fund, and (ii) the distribution of the Acquisition Shares to the Target Fund shareholders in liquidation of the Target Fund, all upon the terms and conditions set forth in this Agreement.

Each Acquiring Fund is, and will be at the time of the Closing (as defined in paragraph 1), a shell series, without assets or liabilities, created solely for the purpose of acquiring all of the assets and assuming all of the liabilities of the corresponding Target Fund, and, prior to the Closing, will not commence operations or carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations).

For ease of administration, a single document is being executed so as to enable each Target Fund and the corresponding Acquiring Fund to enter into the transactions under this Agreement. This Agreement shall be construed, to the extent relevant, as if each Reorganization between a Target Fund and its corresponding Acquiring Fund contemplated hereby had been the subject of a separate agreement, and as if each Target Fund and the Acquiring Fund had executed a separate agreement.

Each of the Target Fund and the Target Fund Trust acting for itself and on behalf of the Target Fund, and each of the Acquiring Fund and the Acquiring Fund Trust acting for itself and on behalf of the Acquiring Fund, is acting separately from all of the other parties and their series, and not jointly or jointly and severally with any other party. No party or series shall have any liability under this Agreement for the obligations of any other party or series.

This Agreement is adopted as a “plan of reorganization” within the meaning of the U.S. Treasury regulations under Section 368 of the United States Internal Revenue Code of 1986, as amended (the “Code”), or any successor provision, and each Reorganization between a Target Fund and the corresponding Acquiring Fund contemplated hereunder is intended to qualify as a “reorganization” under Section 368(a)(1) of the Code, or any successor provision.

The Board of Trustees of the Target Fund Trust (the “Target Fund Trust Board”), including a majority of trustees who are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) (“Independent Trustees”) of the Target Fund Trust, has determined with respect to each Target Fund that: (1) participation in the Reorganization is in the best interests of the Target Fund, and (2) the value of the interests of existing shareholders of the Target Fund will not be diluted as a result of its effecting the Reorganization.

The Board of Trustees of the Acquiring Fund Trust (the “Acquiring Fund Trust Board”), including a majority of Independent Trustees of the Acquiring Fund Trust, has determined with respect to each Acquiring Fund that participation in the Reorganization is in the best interests of the Acquiring Fund.

The parties therefore agree as follows:

1. DEFINITIONS.

“Acquiring Fund” means the series of the Acquiring Fund Trust listed in the column entitled “Acquiring Fund” on Exhibit A.

“Acquiring Fund Prospectus” means, collectively, the prospectus(es) and statement(s) of additional information of the Acquiring Fund, as amended or supplemented from time to time.

“Acquiring Fund Trust” means the entity listed in the column entitled “Acquiring Fund Trust” on Exhibit A.

“Acquisition Shares” means the shares of an Acquiring Fund to be issued to the corresponding Target Fund in a Reorganization under this Agreement, listed in the column entitled “Shares Involved” on Exhibit A. With respect to the iM Dolan McEniry Corporate Bond Fund, shareholders of each class of the Target Fund will receive full and fractional Acquisition Shares of the corresponding class of the Acquiring Fund. With respect to the iM DBi Managed Futures Strategy ETF and the iM DBi Hedge Strategy ETF, Acquisition Shares shall be delivered to the Target Funds in creation unit aggregations only.

“Closing” means the time at which the transactions contemplated by paragraph 4.1 is consummated.

“Closing Date” means the date on which the Closing occurs.

“Investments” means the Target Fund’s investments that would be shown on its schedule of investments if such a schedule were prepared as of the close of business on the Valuation Date.

“Liquidation Date” means the date on which a Target Fund liquidates and distributes the Acquisition Shares to its shareholders of record pursuant to paragraph 2.3.

“Obligations” means all liabilities and obligations of the Target Fund of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date.

“Target Fund” means the series of the Target Fund Trust listed in the column entitled “Target Fund” on Exhibit A.

“Target Fund Prospectus” means, collectively, the prospectus(es) or statement(s) of additional information of the Target Fund, as amended or supplemented from time to time.

“Target Fund Trust” means the entity listed in the column entitled “Target Fund Trust” on Exhibit A.

“Valuation Date” means the day on which valuation occurs, which will be the same date as the Closing Date.

2. TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND FOR ISSUANCE OF THE ACQUISITION SHARES AND LIQUIDATION OF THE TARGET FUND.

2.1.	Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

(a)	Each Target Fund will transfer and deliver to the corresponding Acquiring Fund all of its assets, as set forth in paragraph 2.2;

(b)	The Acquiring Fund will assume all Obligations of the corresponding Target Fund; and

(c)

The Acquiring Fund will issue and deliver to the corresponding Target Fund in exchange for the net assets attributable to its shares a number of the Acquisition Shares (of the Acquiring Fund or the class of the Acquiring Fund, as applicable) (including fractional shares, if any) determined by dividing the value of such net assets (attributable to the Target Fund or the class of the Target Fund, as applicable), computed in the manner and as of the time and date set forth in paragraph 3.1, by the net asset value of one Acquisition Share (of the Acquiring Fund or the class of the Acquiring Fund, as applicable) computed in the manner and as of the time and date set forth in paragraph 3.2. Such transactions shall take place at the Closing.

2.2.

The assets of each Target Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets that are owned by the Target Fund on the Closing Date shown as an asset on the books of the Target Fund on the Closing Date. The Acquiring Fund Trust, on behalf of each Acquiring Fund, agrees that all rights to indemnification and all limitations of liability existing in favor of the Target Fund Trust’s current and former trustees and officers, acting in their capacities as such shall survive the Reorganization, and shall continue in full force and effect, without any amendment thereto. Each Acquiring Fund further agrees that such rights and limitations may be asserted against the Acquiring Fund, its successors or assigns.

2.3.

As provided in paragraph 4.4, on the Liquidation Date, each Target Fund will liquidate and distribute pro rata to its shareholders of record, determined as of the close of business on the Valuation Date, the Acquisition Shares received by such Target Fund pursuant to paragraph 2.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Target Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of such Acquiring Fund in the names of the Target Fund shareholders and representing the respective pro rata number of the Acquisition Shares due such shareholders. No Acquiring Fund shall be obligated to issue certificates representing the Acquisition Shares in connection with such an exchange.

3. VALUATION.

3.1.

The value of the Target Fund’s assets to be acquired by the corresponding Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date using the valuation procedures set forth in the corresponding Acquiring Fund Prospectus for determining net asset value that conform in all material respects to the valuation procedures used by the corresponding Target Fund.

3.2.

For the purpose of paragraph 3.1, the net asset value of an Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the corresponding Acquiring Fund Prospectus for determining net asset value that conform in all material respects to the valuation procedures used by the corresponding Target Fund.

3.3	In the case of differences in valuation procedures, the parties shall, in good faith, seek to resolve such differences prior to the Closing Date.

4. CLOSING AND CLOSING DATE.

4.1.

The Closing Date shall be on such date as each Acquiring Fund and the corresponding Target Fund may agree. The Closing shall be held at the offices of the Acquiring Fund Trust (or such other place as the parties may agree), at such time as the parties may agree.

4.2.

As of the Closing Date, all of a Target Fund’s assets, including all of such Target Fund’s cash, shall be delivered by the Target Fund to the custodian for the Acquiring Fund (the “Custodian”) for the account of the Acquiring Fund. All portfolio securities and other assets so delivered to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act, and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “[Custodian], custodian for [Acquiring Fund].”

4.3.

In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on the New York Stock Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of a Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed and reporting shall have been restored.

4.4.

As of the Closing, the Target Fund or its transfer agent shall deliver to the corresponding Acquiring Fund or its designated agent a list of the names and addresses of the Target Fund shareholders, the number of outstanding shares of the Target Fund owned by each Target Fund shareholder, all as of the close of business on the Valuation Date. As of the Closing Date, each Acquiring Fund will provide to the corresponding Target Fund evidence satisfactory to the Target Fund that the Acquisition Shares issuable pursuant to paragraph 2.1 have been credited to the corresponding Target Fund’s account on the books of the Acquiring Fund. On the Liquidation Date, each Acquiring Fund will provide to the corresponding Target Fund evidence satisfactory to the Target Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Target Fund shareholders as provided in paragraph 2.3.

4.5.

At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 2.

5. REPRESENTATIONS AND WARRANTIES.

5.1.

Each Target Fund represents and warrants the following to the corresponding Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Target Fund is a series of the Target Fund Trust that is duly organized, validly existing and in good standing under the laws of the state of Delaware;

(b)

The Target Fund Trust is a duly registered investment company classified as a management company, its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Target Fund is a separate series thereof duly designated in accordance with the applicable provisions of the organizational documents of the Target Fund Trust and the 1940 Act;

(c)

The Target Fund is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which the Target Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(d)

The Target Fund has no material contracts or other commitments (other than this Agreement, investment contracts and such other contracts as may be entered into in the ordinary course of its business) that if terminated may result in material liability to the Target Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Target Fund;

(e)

To the knowledge of the Target Fund, except as disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Target Fund, any of its properties or assets, or any person whom the Target Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(f)

The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Target Fund, as of the last day of and for its most recently completed fiscal year, audited by the Target Fund’s independent registered public accounting firm (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been filed with the Securities and Exchange Commission or furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Target Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied. In addition, the Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since the last day of the Target Fund’s most recently completed fiscal year;

(g)

Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Target Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities or other assets, changes in the market value of portfolio securities and net redemptions shall be deemed to be in the ordinary course of business;

(h)

For each taxable year since the commencement of its operations (including that portion of such taxable year ending on the Closing Date), the Target Fund has been, and will be, a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code, has met and will meet the requirements of Subchapter M of the Code for qualification as a “regulated investment company” within the meaning of Section 851 of the Code and has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code;

(i)

As of the Closing Date, (i) all material federal, state and other tax returns and reports of the Target Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal, state and other taxes of the Target Fund for tax periods ending on or before the Closing Date (if any) shown to be due on such tax returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof, (ii) all of the Target Fund’s tax liabilities will have been adequately provided for on its books, and (iii) to the best of the Target Fund’s knowledge, it will not have any tax deficiency or liability asserted against it or question with respect thereto raised by the Internal Revenue Service or by any state or local tax authority, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(j)

All issued and outstanding shares of the Target Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the most recent Target Fund Prospectus) and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Target Fund are outstanding, and none will be outstanding on the Closing Date;

(k)

The Target Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Target Fund Prospectus, except as previously disclosed in writing to the Acquiring Fund;

(l)

The execution, delivery and performance of this Agreement has been duly authorized by the Target Fund Trust Board, and this Agreement will constitute the valid and binding obligation of the Target Fund, subject to approval of the shareholders of the Target Fund, enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(m)

The Acquisition Shares to be issued to the Target Fund pursuant to paragraph 2 will not be acquired for the purpose of making any distribution thereof other than to the Target Fund shareholders as provided in paragraph 2.3;

(n)

No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, applicable exchange listing rules, and state securities or “Blue Sky” laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

(o)

On the Closing Date, the Target Fund will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 2.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments and all other assets and liabilities to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund;

(p)

On the Closing Date, the Target Fund will have sold such of its assets, if any, as are necessary based on information provided by the Acquiring Fund and contingent on the accuracy of such information to assure that, after giving effect to the acquisition of the assets of the Target Fund pursuant to this Agreement, the Acquiring Fund, if classified as a “diversified company” within the meaning of Section 5(b)(1) of the 1940 Act, will remain a “diversified company” and in compliance in all material respects with such other investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date and as communicated in writing to the Target Fund;

(q)	On the Closing Date, the portfolio securities of the Target Fund will be freely tradeable, except as previously disclosed by the Target Fund to the Acquiring Fund; and

(r)

The Target Fund Trust shall operate the business of the Target Fund in the ordinary course between the date hereof and the Closing Date, except that the Target Fund Trust shall complete all measures in respect of the Target Fund prior to the Closing Date to ensure that the Reorganization qualifies as a “reorganization” within the meaning of Section 368(a)(1) of the Code, regardless of whether such measures are in the ordinary course. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable in anticipation of the Reorganization. Notwithstanding anything to the contrary herein, the Target Fund Trust shall take all appropriate actions necessary in order for the Acquiring Fund and the Target Fund to receive the opinion provided for in paragraph 9.4 hereof.

5.2.

Each Acquiring Fund represents and warrants the following to the corresponding Target Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquiring Fund Trust is duly organized, validly existing and in good standing under the laws of the state of Delaware;

(b)

The Acquiring Fund Trust is a duly registered investment company classified as a management company of the open-end type, its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the organizational documents of the Acquiring Fund Trust and the 1940 Act;

(c)

On the Closing Date, the registration statement under the 1933 Act with respect to the Acquisition Shares will, as of the Closing Date, be in full force and effect, no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, threatened by the Securities and Exchange Commission, such registration statement will conform in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in the Acquiring Fund Prospectus or in the registration statement of which it is a part;

(d)

The Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(e)

To the knowledge of the Acquiring Fund, except as disclosed in writing to the Target Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its ability to consummate the transactions contemplated hereby;

(f)

The Acquiring Fund has not yet commenced operations. The Reorganization will be structured as a “shell reorganization” subject to U.S. federal income tax treatment under Section 368(a)(1)(F) of the Code. The Acquiring Fund is, and will be at the time of Closing, a new series portfolio of the Acquiring Fund Trust created within the last twelve (12) months, without assets or liabilities, formed for the purpose of receiving the assets and assuming the liabilities of the Target Fund in connection with the Reorganization and, accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements or carried on any business activities, except as necessary to facilitate the organization of the Acquiring Fund as a new series of the Acquiring Fund Trust prior to its commencement of operations. As of the time immediately prior to the Closing, there will be no issued or outstanding securities issued by the Acquiring Fund, other than nominal shares issued in a private placement to Litman Gregory Fund Advisors, LLC or its affiliate to secure any required initial shareholder approvals. Any shares issued by the Acquiring Fund prior to the Closing will be redeemed and cancelled prior to the Closing. Except with respect to the consideration received in exchange for the issuance of nominal shares to Litman Gregory Fund Advisors, LLC or its affiliate, the Acquiring Fund has not owned any assets and will not own any assets prior to the Closing;

(g)

The Acquiring Fund: (i) was formed for the purpose of the Reorganization, (ii) is classified as an association that is subject to tax as a corporation for federal tax purposes, (iii) has not filed any income tax return, (iv) will elect to be taxed as a regulated investment company under Subchapter M of the Code, will qualify for the tax treatment afforded regulated investment companies under the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, (v) will be eligible to compute its federal income tax under Section 852 of the Code for the taxable year that includes the Closing Date, (vi) holds and has held no property, except as provided in paragraph 5.2(f), and has had no tax attributes, and (vii) is (or will be as of the Closing Date) a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code. The Acquiring Fund has no and will have no earnings or profits accumulated in any taxable year;

(h)	As of the time immediately following the Closing, the Target Fund shareholders will own all of the issued and outstanding shares of the Acquiring Fund;

(i)

The Acquiring Fund was formed for the purpose of the Reorganization and, accordingly, as of the Closing Date (i) no federal, state or other tax returns of the Acquiring Fund will have been required by law to have been filed, and no taxes will be due by the Acquiring Fund, (ii) the Acquiring Fund will not have been required to pay any assessments and the Acquiring Fund will not have any tax liabilities, and (iii) the Acquiring Fund will not be under audit by any federal, state, local or foreign tax authority and there will have been no tax assessment asserted with respect to the Acquiring Fund, no levies, liens or other encumbrances on the Acquiring Fund, and no waivers of the time to assess any taxes;

(j)

All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquiring Fund are outstanding, and none will be outstanding on the Closing Date;

(k)	The Acquiring Fund’s investment operations will be in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

(l)

The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(m)

The Acquisition Shares to be issued and delivered to the Target Fund, for the account of the Target Fund shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus), and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

(n)

No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, applicable exchange listing rules, and state securities or “Blue Sky” laws; and

(o)

The Acquiring Fund Trust shall complete all measures in respect of the Acquiring Fund prior to the Closing Date to ensure that the Reorganization qualifies as a “reorganization” within the meaning of Section 368(a)(1) of the Code. Notwithstanding anything to the contrary herein, the Acquiring Fund Trust shall take all appropriate actions necessary in order for the Acquiring Fund and the Target Fund to receive the opinion provided for in paragraph 9.4 hereof.

6. COVENANTS OF EACH TARGET FUND AND THE CORRESPONDING ACQUIRING FUND.

Each of the Target Fund and the Acquiring Fund hereby covenant and agree with the other as follows:

6.1.

The Target Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions. Prior to the Closing, the Acquiring Fund will carry on no business activities, other than as are necessary in connection with the organization of a new series of an investment company prior to its commencement of operations.

6.2.

The Acquiring Fund will advise the Target Fund promptly if at any time prior to the Closing Date the assets of the Target Fund include any securities or other assets that the Acquiring Fund is not permitted to acquire.

6.3.

Subject to the provisions of this Agreement, the Target Fund and the Acquiring Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

6.4.

The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, applicable exchange listing rules and such state securities or “Blue Sky” laws as it may deem appropriate in order to continue its operations after the Closing Date. The Acquiring Fund Trust, on behalf of each Acquiring Fund, shall prepare and file a registration statement on Form N-14 in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder. The Target Fund Trust, on behalf of each Target Fund, will provide to the Acquiring Fund Trust such information regarding the Target Fund as may be requested by the Acquiring Fund Trust for the preparation of the registration statement.

6.5

The Target Fund Trust will call and hold a meeting of the shareholders of each Target Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. In the event that a Target Fund receives insufficient votes from shareholders, the meeting may be adjourned or postponed as permitted under the Target Fund’s organizational documents in order to permit further solicitation of proxies.

6.6

Before the Closing, the Acquiring Fund shall redeem and cancel all shares of the Acquiring Fund issued prior to the Closing for the price at which those shares were issued, such that the shareholders and assets of the Acquiring Fund immediately after the Closing will be the same as the shareholders and assets of the corresponding Target Fund immediately before the Closing.

6.7

Promptly after the Closing, the Target Fund will make one or more liquidating distributions to its shareholders consisting of the Acquisition Shares received at the Closing, as set forth in paragraph 2.3 hereof. As soon as reasonably practicable after the Closing, the Target Fund Trust shall terminate the Target Fund as a series of the Target Fund Trust.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH TARGET FUND.

The obligation of each Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1.

The Acquiring Fund shall have delivered to the Target Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

7.2.	The Target Fund shall have received a certificate from an officer of the Acquiring Fund, dated the Closing Date and in a form satisfactory to the Target Fund, to the following effect:

(a)

The Acquiring Fund Trust is duly organized and validly existing under the laws of its state of organization and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the organizational documents of the Acquiring Fund Trust;

(b)

This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the due authorization, execution and delivery of this Agreement by the Target Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)

The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquiring Fund will have duly assumed such liabilities;

(d)

The Acquisition Shares to be issued for transfer to the Target Fund shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and, assuming receipt by the Acquiring Fund of the consideration contemplated hereby, fully paid and nonassessable shares in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof; and

(e)	The execution and delivery of this Agreement did not, and the performance by the Acquiring Fund of its obligations hereunder will not, violate the Acquiring Fund’s organizational documents.

7.3.

For the period beginning at the Closing Date and ending not less than six years thereafter, iM Global, its successors and assigns, shall provide, or cause to be provided, liability coverage at least comparable in scope and amount to the liability coverage currently applicable to the former and current trustees and officers of the Target Fund Trust as of the date of this Agreement, covering the actions of such trustees and officers of the Target Fund Trust with respect to each Target Fund for the period(s) they served as such. Any related costs or expenses shall be paid in accordance with paragraph 11.2.

8. CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND.

The obligations of each Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Target Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

8.1.

The Target Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Target Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Target Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

8.2.	The Acquiring Fund shall have received a certificate from an officer of the Target Fund dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

(a)

The Target Fund Trust is duly organized and validly existing under the laws of its state of organization and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Target Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the organizational documents of the Target Fund Trust;

(b)

This Agreement has been duly authorized, executed and delivered on behalf of the Target Fund and, assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the Target Fund enforceable against the Target Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)

The Target Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Target Fund will have duly transferred such assets to the Acquiring Fund; and

(d)	The execution and delivery of this Agreement did not, and the performance by the Target Fund of its obligations hereunder will not, violate the Target Fund’s organizational documents.

8.3.

The Target Fund shall have furnished to the Acquiring Fund a certificate as to the adjusted tax basis in the hands of the Target Fund of the assets delivered to the Acquiring Fund pursuant to this Agreement, and shall have delivered a copy of the tax books and records of the Target Fund necessary for purposes of preparing any tax returns (including, without limitation, any informational return) required by law to be filed or otherwise provided by the Acquiring Fund for tax periods ending after the Closing Date.

9. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH TARGET FUND AND THE CORRESPONDING ACQUIRING FUND.

The respective obligations of each Target Fund and the corresponding Acquiring Fund hereunder are subject to the following further conditions that shall be satisfied on or before the Closing Date:

9.1.

This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of each Target Fund, in accordance with the provisions of the 1940 Act and the Target Fund’s organizational documents and Delaware law, as applicable. Notwithstanding anything herein to the contrary, the Target Fund Trust may not waive the condition set forth in this paragraph 9.1.

9.2.

This Agreement, the transactions contemplated herein and the filing of the registration statement relating to the Acquisition Shares shall have been approved by the Acquiring Fund Trust Board and this Agreement, the transactions contemplated herein and the filing of the proxy statement relating to each Target Fund shall have been approved by the Target Fund Trust Board, and each party shall have delivered to the other party a copy of the resolutions approving this Agreement adopted by the other party’s Board, certified by the Secretary or an equivalent officer.

9.3.

On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

9.4.

All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission, the NYSE Arca, Inc. exchange and of state “Blue Sky” and securities authorities) deemed necessary by the Target Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained.

9.5.

The registration statement under the 1933 Act with respect to the Acquisition Shares shall be in full force and effect, no stop order suspending the effectiveness thereof shall have been issued, and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

9.6.

The Target Fund and the Acquiring Fund shall have received a favorable opinion of Seward & Kissel LLP satisfactory to each of them (which opinion will be subject to certain qualifications), substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules and court decisions, as further described below, generally for U.S. federal income tax purposes:

(a)

Each Acquiring Fund’s acquisition of all of the assets of the corresponding Target Fund in exchange solely for Acquisition Shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the corresponding Target Fund, followed by the Target Fund’s distribution of the Acquisition Shares to the Target Fund shareholders actually or constructively in liquidation of the Target Fund, will constitute a “reorganization” described in Code Section 368(a)(1)(F), and each Acquiring Fund and each Target Fund will be “a party to a reorganization” (within the meaning of Code Section 368(b)) with respect to the relevant Reorganization.

(b)

No Target Fund will recognize any gain or loss upon the transfer of its assets to an Acquiring Fund in exchange solely for Acquisition Shares and the Acquiring Fund’s assumption of the liabilities of the Target Fund, and no Target Fund will recognize any gain or loss on the subsequent distribution (whether actual or constructive) of those Acquisition Shares to the Target Fund shareholders in exchange for their Target Fund shares, except for gain or loss that must be recognized under the Code (A) on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, or (C) upon the transfer of an asset even if the transaction otherwise constitutes a nontaxable transaction.

(c)	No gain or loss will be recognized by an Acquiring Fund as a result of the applicable Reorganization.

(d)	No gain or loss will be recognized by the Target Fund shareholders upon the distribution to them by the Acquiring Fund Trust of the Acquisition Shares in exchange for their Target Fund shares.

(e)

The aggregate tax basis of the Acquisition Shares received by each Target Fund shareholder will be the same as the aggregate tax basis of the Target Fund shareholder’s Target Fund shares immediately prior to the relevant Reorganization.

(f)	Each Acquiring Fund’s tax basis in each asset will be the same as the corresponding Target Fund’s tax basis therein immediately before the relevant Reorganization.

(g)

A Target Fund shareholder’s holding period for the Acquisition Shares received in the relevant Reorganization will include, in each instance, such Target Fund shareholder’s holding period for those Target Fund shares exchanged therefor, provided the Target Fund shareholder holds the Target Fund shares as capital assets at the Closing Date.

(h)	Each Acquiring Fund’s holding period with respect to each Target Fund asset will include the corresponding Target Fund’s holding period therefor.

(i)

A Reorganization will not result in the termination of the relevant Target Fund’s taxable year and each Acquiring Fund will succeed to and take into account the items of the corresponding Target Fund, if any, described under Code Section 381(c), subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the U.S. Treasury regulations thereunder.

The opinion will be based on certain factual certifications made by officers of the Target Fund Trust, on behalf of each Target Fund, and the Acquiring Fund Trust, on behalf of each Acquiring Fund, and will also be based on customary assumptions. The opinion may note and distinguish certain published precedent. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

9.7.

At any time prior to the Closing, any of the foregoing conditions of this Agreement (except for paragraph 9.1, paragraph 9.2, paragraph 9.5 and paragraph 9.6) may be waived jointly by both the Target Fund Trust Board and the Acquiring Fund Trust Board, or the officers in consultation with legal counsel of the respective Fund, of the Target Fund and the Acquiring Fund, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Target Fund.

10. TAX MATTERS.

10.1

The Target Fund Trust and the Acquiring Fund Trust each hereby represent and warrant on behalf of each Target Fund and the corresponding Acquiring Fund, respectively, that each shall use its best efforts to cause the Reorganization to qualify, and will not (whether before or after consummation of such Reorganization) take any actions that could prevent such Reorganization from qualifying, as a “reorganization” under the provisions of Section 368 of the Code.

10.2

Except where otherwise required by law, the parties hereto shall not take a position on any tax returns inconsistent with the treatment of each Reorganization for tax purposes as a “reorganization,” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will comply with the record keeping and information filing requirements of Section 1.368-3 of the U.S. Treasury regulations in accordance therewith.

11. BROKERAGE FEES AND EXPENSES.

11.1.

Each of the Target Fund and the Acquiring Funds represent and warrant to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

11.2.

In connection with the transactions contemplated hereby, iM Global shall be responsible for (i) all fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares; (ii) all fees and expenses related to printing and mailing communications to Target Fund shareholders; (iii) costs of retaining a proxy tabulator, including any costs associated with obtaining beneficial ownership information; (iv) proxy solicitation costs, if any; (v) fees and expenses of the Target Fund Trust Board in connection with any special meetings required to consider this Agreement and the transactions contemplated thereby; (vi) fees associated with the special meeting of shareholders of each Target Fund; and (vii) all of the other expenses of the transactions contemplated by this Agreement, including without limitation, accounting, legal and custodial expenses and any service provider conversion costs, whether or not the Reorganizations are consummated. In the event the Closing does not occur, iM Global shall nonetheless bear all such expenses. For the avoidance of doubt, (i) the Target Fund and the corresponding Acquiring Fund shall each bear their respective brokerage or other transaction costs, if any, associated with the sale or purchase of portfolio securities or other assets in connection with each Reorganization, (ii) expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code, and (iii) it is intended that iM Global will pay or assume only those expenses of an Acquiring Fund, a Target Fund and the shareholders of a Target Fund that are solely and directly related to the Reorganization in accordance with the guidelines established in Revenue Ruling 73-54, 1973-1 C.B. 187.

12. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

12.1.

Each of the Target Fund and the Acquiring Fund agrees that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.2.

The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 2.1, 2.2, 2.3, 6.3, 7.3, 10, 11, 12, 15 and 16.

13. TERMINATION.

13.1.

This Agreement may be terminated by the mutual agreement of the Target Fund and the Acquiring Fund. In addition, either the Target Fund or the Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)	of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

(b)	a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met;

(c)

any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this paragraph 13.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied; or

(d)

the Board of Trustees of a party determines that the consummation of the Reorganization is not in the best interest of the respective Fund or its shareholders, as applicable; provided, however, that the terminating party must deliver a written notice of termination to the other party in order to terminate this Agreement pursuant to this paragraph 13.1(d).

If any transaction contemplated by this Agreement has not been substantially completed by the first anniversary of this Agreement, this Agreement shall automatically terminate on that date with respect to that transaction, unless a later date is agreed to by both parties to this Agreement.

13.2.

If for any reason any transaction contemplated by this Agreement is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

14. AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Target Fund and the Acquiring Fund; provided, however, that no amendment that under applicable law requires approval by shareholders of the Target Fund or the Acquiring Fund, as applicable, shall be effective without such approval having been obtained.

15. NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed as follows:

To the Acquiring Fund:

Litman Gregory Funds Trust

1676 N. California Blvd., Suite 500

Walnut Creek, California 94596

Attention: John Coughlan, Treasurer and Chief Compliance Officer of Litman Gregory Funds Trust

To the Target Fund:

Manager Directed Portfolios

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Attention: Alyssa Bernard, Esq.

16. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON- RECOURSE.

16.1.	The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2.	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

16.3.

This Agreement shall be governed by and construed in accordance with the domestic substantive laws of Delaware, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

16.4.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

16.5.

Notice is hereby given that no trustee, officer, agent or employee of the Target Fund Trust or the Acquiring Fund Trust shall have any personal liability under this Agreement, and that insofar as it relates to any Acquiring Fund or Target Fund, this Agreement is binding only upon the assets and properties of such Acquiring Fund or Target Fund.

[THE REST OF THIS PAGE IS INTENTIONALLY BLANK.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as set forth below.

Manager Directed Portfolios

On behalf of each Target Fund thereof identified on Exhibit A

Attested by:

Name:	By:
	Name:	Alyssa M. Bernard
	Title:	Vice President and Secretary

Litman Gregory Funds Trust

On behalf of each Acquiring Fund thereof identified on Exhibit A

Attested by:

Name:	By:
	Name:	John Coughlan
	Title:	Treasurer and Chief Compliance Officer

Solely for purposes of paragraph 7.3 and 11.2 of the Agreement

iM Global Partner US, LLC

Attested by:

Name:	By:
	Name:	Jeffrey Seeley
	Title:	Deputy CEO

Signature Page for Agreement and Plan of Reorganization

EXHIBIT A

Target Fund Trust	Acquiring Fund Trust
Manager Directed Portfolios (a Delaware statutory trust)	Litman Gregory Funds Trust (a Delaware statutory trust)

Target Fund	Acquiring Fund
iM Dolan McEniry Corporate Bond Fund	iM Dolan McEniry Corporate Bond Fund
iM DBi Managed Futures Strategy ETF	iM DBi Managed Futures Strategy ETF
iM DBi Hedge Strategy ETF	iM DBi Hedge Strategy ETF

Shares Involved
Target Fund Shares	Acquiring Fund Shares
iM Dolan McEniry Corporate Bond Fund – Institutional Shares	iM Dolan McEniry Corporate Bond – Institutional Class
iM Dolan McEniry Corporate Bond Fund – Advisor Shares	iM Dolan McEniry Corporate Bond – Investor Class
iM DBi Managed Futures Strategy ETF (shares of a single class of beneficial interest)	iM DBi Managed Futures Strategy (shares of a single class of beneficial interest)
iM DBi Hedge Strategy ETF (shares of a single class of beneficial interest)	iM DBi Hedge Strategy ETF (shares of a single class of beneficial interest)

Except for iM Dolan McEniry Corporate Bond Fund, the Target Funds and the Acquiring Funds are not multiclass funds and offer only a single class of shares of beneficial interest of their respective Funds.

STATEMENT OF ADDITIONAL INFORMATION

Dated August 18, 2021

MANAGER DIRECTED PORTFOLIOS

iM Dolan McEniry Corporate Bond Fund

iM DBi Managed Futures Strategy ETF

iM DBi Hedge Strategy ETF

AND

LITMAN GREGORY FUNDS TRUST

iM Dolan McEniry Corporate Bond Fund

iM DBi Managed Futures Strategy ETF

iM DBi Hedge Strategy ETF

615 East Michigan Street

Milwaukee, Wisconsin 53202

Acquisition of the assets and assumption of the liabilities of:	By and in exchange for shares of:
iM Dolan McEniry Corporate Bond Fund Institutional Shares Advisor Shares	iM Dolan McEniry Corporate Bond Fund Institutional Class shares Investor Class shares
iM DBi Managed Futures Strategy ETF	iM DBi Managed Futures Strategy ETF
iM DBi Hedge Strategy ETF	iM DBi Hedge Strategy ETF

This Statement of Additional Information (the “SAI”) relates to the proposed reorganizations (each, a “Reorganization” and together, the “Reorganizations”) of the iM Dolan McEniry Corporate Bond Fund, iM DBi Managed Futures Strategy ETF and the iM DBi Hedge Strategy ETF (each, a “Target Fund” and together, the “Target Funds”), series of Manager Directed Portfolios (the “Target Trust”), into the iM Dolan McEniry Corporate Bond Fund, iM DBi Managed Futures Strategy ETF and the iM DBi Hedge Strategy ETF, respectively (each, an “Acquiring Fund” and together, the “Acquiring Funds”), each a newly created series of the Litman Gregory Funds Trust (the “Acquiring Trust”). The Target Funds and the Acquiring Funds are collectively referred to as the “Funds” and each, a “Fund.”

This SAI is not a prospectus. A combined Proxy Statement/Prospectus dated August 18, 2021, relating to the Reorganizations (the “Proxy Statement/Prospectus”) may be obtained, without charge, by writing to the Target Fund c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, or by calling 1-888-898-1041. This SAI should be read in conjunction with the Proxy Statement/Prospectus.

Contents of the SAI

This SAI consists of the cover page, the information set forth below, and the following documents, each of which was filed electronically with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein:

•

The Statement of Additional Information of the Target Trust dated April 30, 2021, as supplemented, with respect to the iM Dolan McEniry Corporate Bond Fund, incorporated by reference to Post-Effective Amendment No.  108 to the Target Trust’s registration statement on Form N-1A (File Nos. 333-133691 and 811-21897) as filed with the SEC on April 29, 2021.

•

The Statement of Additional Information of the Target Trust dated April  30, 2021, as supplemented, with respect to the iM DBi Managed Futures Strategy ETF and the iM DBi Hedge Strategy ETF, incorporated by reference to Post-Effective Amendment No. 109 to the Target Trust’s registration statement on Form N-1A (File Nos. 333-133691 and 811-21897) as filed with the SEC on April 29, 2021.

•

The audited financial statements for the fiscal year ended December 31, 2020, including the financial highlights, for the iM Dolan McEniry Corporate Bond Fund in the Target Trust’s Annual Report to Shareholders, incorporated by reference to the Target Trust’s Form N-CSR (File No. 811-21897) filed with the SEC on March 11, 2021.

•

The audited financial statements for the fiscal year ended December 31, 2020, including the financial highlights, for the iM DBi Managed Futures Strategy ETF and the iM DBi Hedge Strategy ETF in the Target Trust’s Annual Report to Shareholders, incorporated by reference to the Target Trust’s Form N-CSR (File No. 811-21897) filed with the SEC on March 11, 2021.

Because the Acquiring Funds had not yet commenced operations as of the date of this Statement of Additional Information, no financial statements or annual or semi-annual reports of the Acquiring Funds are available at this time.

Supplemental Financial Information

Each Target Fund will be the performance and accounting survivor of the applicable Reorganization.

A table showing the fees of the Acquiring Funds and the Target Funds, and the fees and expenses of the Acquiring Funds on a pro forma basis after giving effect to the proposed Reorganizations, is included in the section entitled “Comparison of Fund Fees and Expenses” of the Proxy Statement/Prospectus.

With respect to each proposed Reorganization, the Reorganization will not result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. Each security held by the Target Fund is eligible to be held by the Acquiring Fund based on the investment restrictions of the Acquiring Fund.

There are no material differences in accounting policies of a Target Fund as compared to those of the corresponding Acquiring Fund.

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